Exhibit 4.3

                            COX COMMUNICATIONS, INC.



                              THE BANK OF NEW YORK,



                                   as Trustee

                   ------------------------------------------



                          FOURTH SUPPLEMENTAL INDENTURE



                          Dated as of February 23, 2001

                   -------------------------------------------

                            Supplemental to Indenture

                            Dated as of June 27, 1995

                   -------------------------------------------

                 Creating a series of Debt Securities designated

                        Convertible Senior Notes due 2021

                  FOURTH SUPPLEMENTAL INDENTURE, dated as of the 23rd day of February, 2001 between COX COMMUNICATIONS, INC., a corporation existing under the laws of the State of Delaware, having its principal executive office located at 1400 Lake Hearn Drive, NE, Atlanta, Georgia 30319 (the "Company"), and THE BANK OF NEW YORK, a New York banking corporation, having its Corporate Trust Office located at 101 Barclay Street, Floor 21 West, New York, New York 10286, as trustee (the "Trustee");

                  WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture, dated as of June 27, 1995 (the "Original Indenture" and, as amended by this Supplemental Indenture, the "Indenture"), providing for the issuance by the Company from time to time of its debentures, notes, bonds or other evidences of indebtedness (in the Original Indenture and herein called the "Debt Securities"), unlimited as to principal amount, to be issued in one or more series;

                  WHEREAS, the Company, in the exercise of the power and authority conferred upon and reserved to it under the provisions of the Original Indenture and pursuant to appropriate resolutions of the Executive Committee of the Board of Directors, has duly determined to make, execute and deliver to the Trustee this Supplemental Indenture to the Original Indenture in order to establish the form and terms of, and to provide for the creation and issuance of, a new series of Debt Securities designated as its "Convertible Senior Notes due 2021" in the aggregate Principal Amount at Maturity (as defined herein) of up to $793,000,000;

                  WHEREAS, Section 9.01 of the Original Indenture provides, among other things, that the Company, when authorized by Board Resolution, and the Trustee, at any time and from time to time, without the consent of any Holders, may enter into an indenture supplemental to the Original Indenture (a) to establish the form or terms of Debt Securities of any series as permitted by Sections 2.01 and 2.03 of the Original Indenture and (b) to cure any ambiguity or to correct or supplement any provision in the Original Indenture which may be defective or inconsistent with any other provision of the Original Indenture, or to make any other change that does not adversely affect the rights of any Holders of Debt Securities of any series or any related coupon;

                  WHEREAS, all things necessary to make the Convertible Senior Notes due 2021, when executed by the Company and authenticated and delivered by the Trustee or any Authenticating Agent and issued upon the terms and subject to the conditions hereinafter and in the Indenture set forth against payment therefor, the valid, binding and legal obligations of the Company and to make this Supplemental Indenture a valid, binding and legal agreement of the Company, have been done;

                  NOW, THEREFORE, THIS FOURTH SUPPLEMENTAL INDENTURE WITNESSETH that, in order to establish the form and terms of the series of Debt Securities designated as the "Convertible Senior Notes due 2021" and for and in consideration of the premises and of the covenants contained in the Original Indenture and in this Supplemental Indenture and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders, as follows:

                                   ARTICLE 1

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101       Definitions.
-----------------------------

                  For all purposes of the Original Indenture and this Supplemental Indenture relating to the series of Debt Securities (consisting of Notes) created hereby, except as otherwise expressly provided or unless the context otherwise requires, the terms defined in this Article have the meanings assigned to them in this Article. Each capitalized term that is used in the Original Indenture and this Supplemental Indenture but not defined herein shall have the meaning specified in the Original Indenture.

                  "Agent   Members"   has  the  meaning   specified  in  Section
207(e)(v).

                  "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Note or beneficial interest therein, the rules and procedures of the Depositary for such Note, in each case to the extent applicable to such transaction and as in effect from time to time.

                  "Average Sale Price" has the meaning specified in Section 301.

                  "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in The City of New York are authorized or required by law, regulation or executive order to close.

                  "Capital Stock" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any preferred stock, but excluding any debt securities convertible into such equity.

                  "cash" means U.S. legal tender.

                  "Certificated Notes" means Notes that are in the form of the Note attached hereto as Exhibit A-2.

                  "Class A Common Stock" means shares of Class A common stock, par value $1.00 per share, of the Company as it exists on the date of this Supplemental Indenture or any other shares of Capital Stock of the Company into which the Class A Common Stock shall be reclassified or changed.

                  "Clearstream"  means  Clearstream  Banking,   societe  anonyme
(formerly Cedelbank).

                  "Company Notice" has the meaning specified in Section 501(d).

                  "Company Notice Date" has the meaning specified in Section 501(d).

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                  "Conversion  Agent"  means the Trustee or such other office or agency designated by the Company where Notes may be presented for conversion.

                  "Conversion Date" has the meaning specified in Section 302.

                  "Conversion Rate" has the meaning specified in Section 301.

                  "Debt Securities" has the meaning specified in the first recital hereof.

                  "Defaulted Interest" has the meaning specified in Section 402(b).

                  "Depositary" means, with respect to the Notes issuable in whole or in part in global form, DTC and any nominee thereof, until a successor shall have been appointed and become such pursuant to the applicable provisions of the Indenture, and thereafter "Depositary" shall mean or include such successor and any nominee thereof.

                  "DTC" means The Depository Trust Company.

                  "Euroclear" means the Euroclear System.

                  "Ex-Dividend  Date"  has  the  meaning  specified  in  Section
308(b).

                  "Ex-Dividend Time" has the meaning specified in Section 301.

                  "Extraordinary  Cash  Dividend"  has the meaning  specified in
Section 308(a).

                  "Fundamental Change" has the meaning specified in Section 501(d).

                  "Fundamental  Change  Notice"  has the  meaning  specified  in
Section 501(d).

                  "Fundamental  Change Notice Date" has the meaning specified in
Section 501(d).

                  "Fundamental Change Repurchase Date" has the meaning specified in Section 501(d).

                  "Fundamental   Change  Repurchase   Notice"  has  the  meaning
specified in Section 501(d).

                  "Fundamental   Change   Repurchase   Price"  has  the  meaning
specified in Section 501(d).

                  "Global Note" means a Note issued in global form and deposited with or on behalf of the Depositary.

                  "Holder" and "Noteholders," in the case of any Note, means the Person in whose name such Note is registered in the Debt Security Register.

                  "Institutional Accredited Investor" means an institutional "accredited investor" as defined in Rule 501(a)(1), (2), (3) and (7) under the Securities Act.

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                  "Interest  Payment Date" has the meaning  specified in Section
204.

                  "Issue Date" means February 23, 2001.

                  "Issue Price" of any Note means, in connection with the original issuance of such Note, the initial issue price as set forth on the face of the Note.

                  "Legend" has the meaning specified in Section 206(b).

                  "Market Price" means the average of the Sale Prices of the Class A Common Stock for the five trading day period ending on the third Business Day (if the third Business Day prior to the applicable Purchase Date is a trading day or, if not, then on the last trading day) prior to the applicable Purchase Date, appropriately adjusted to take into account the occurrence, during the period commencing on the first of such trading days during such five trading day period and ending on such Purchase Date, of any event described in
Section 306, 307 or 308 of this Supplemental Indenture; subject, however, to the conditions set forth in Sections 309 and 310 of this Supplemental Indenture.

                   "Measurement Period" has the meaning specified in Section 308(a).

                  "Notes" means the Convertible Senior Notes due 2021 created hereby and "Note" means one of them.

                  "Option  Exercise  Date" has the meaning  specified in Section
401.

                  "Original Issue Discount" of any Note means the difference between the Issue Price and the Principal Amount at Maturity of the Note as set forth on the face of the Note, which shall accrue as set forth in the form of Note.

                  "Permitted  Holders"  has the  meaning  specified  in  Section
501(d).

                  "Post-Distribution Price" has the meaning specified in Section 308(b).

                  "Principal Amount at Maturity" of a Note means the principal amount at maturity as set forth on the face of the Note.

                  "Purchase Agreement" means the Purchase Agreement dated February 15, 2001, among the Company and Salomon Smith Barney Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated, ABN AMRO Rothschild LLC, Fleet Securities, Inc., J.P. Morgan Securities Inc. and SG Cowen Securities Corporation.

                  "Purchase Date" has the meaning specified in Section 501(d).

                  "Purchase Notice" has the meaning specified in Section 501(d).

                  "Purchase Price" has the meaning specified in Section 501(d).

                  "Qualified Institutional Buyer" has the meaning specified in Rule 144A.

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                  "Redemption Date", with respect to any Note or portion thereof to be redeemed, means the date fixed for redemption in accordance with the terms of the Notes and Article III of the Indenture.

                  "Redemption Price", with respect to any Note or portion thereof to be redeemed, means the price at which such Note or portion thereof is to be redeemed as specified in paragraph 5 of the Notes.

                  "Regular Record Date" means, with respect to the interest payable or any Interest Payment Date, the close of business on the February 8 or August 8 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

                  "Regulation S" means Regulation S under the Securities Act.

                  "Regulation S Global Note" means a permanent Global Note in the form of the Note attached hereto as Exhibit A-1, and that is deposited with and registered in the name of the Depositary, representing Notes sold in offshore transactions in reliance on Regulation S under the Securities Act.

                  "Relevant Cash Dividends" has the meaning specified in Section 308(a).

                  "Resale   Restriction   Termination   Date"  has  the  meaning
specified in Section 205(c).

                  "Restated  Principal  Amount"  has the  meaning  specified  in
Section 401.

                  "Restricted   Note"   means  a  Note   required  to  bear  the
restrictive Legends set forth on the forms of Note attached as Exhibits A-1 and A-2 to this Supplemental Indenture.

                  "Rights" has the meaning specified in Section 319.

                  "Rights Agreement" has the meaning specified in Section 319.

                  "Rule 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

                  "Rule 144A Information" has the meaning specified in Section 601.

                  "Sale Price" of the Class A Common Stock on any date means the closing sale price per share (or, if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and average ask prices) on such date as reported in the composite transactions for the principal United States securities exchange on which the Class A Common Stock is traded or, if the Class A Common Stock is not listed on a United States national or regional securities exchange, as reported by the National Association of Securities Dealers Automated Quotation System.

                  "SEC" means the Securities and Exchange Commission.

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                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Special Record Date" means, for the payment of any Defaulted Interest, the date fixed by the Trustee pursuant to Section 402(b).

                  "Stated Maturity," when used with respect to any Note, means the date specified in such Note as the fixed date on which an amount equal to the Principal Amount at Maturity of such Note is due and payable or, if the Notes have been converted into semi-annual coupon notes, the date specified in such Note as the fixed date on which the Restated Principal Amount thereof or any installment of interest thereon is due and payable.

                  "Supplemental Indenture" means this Fourth Supplemental Indenture.

                  "Tax Event" means that the Company shall have received an opinion from independent tax counsel experienced in such matters to the effect that, on or after February 15, 2001, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or rules or regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein or (b) any amendment to, or change in, an interpretation or application of such laws, rules or regulations by any legislative body, court, governmental agency or regulatory authority, in each case which amendment or change is enacted, promulgated, issued or announced or which interpretation is issued or announced or which action is taken, on or after February 15, 2001, there is more than an insubstantial risk that interest (including Original Issue Discount) payable on the Notes either (i) would not be deductible on a current accrual basis or (ii) would not be deductible under any other method, in either case in whole or in part, by the Company (by reason of deferral, disallowance, or otherwise) for United States Federal income tax purposes.

                  "Tax Event Date" has the meaning specified in Section 401.

                  "Time of Determination" has the meaning specified in Section 301.

                  "trading day" means each day on which the securities exchange or quotation system that is used to determine the Sale Price is open for trading or quotation.

                  "Uniform Commercial Code" means the New York Uniform Commercial Code as in effect from time to time.

                  "US Global Note" means a permanent Global Note in the form of the Note attached hereto as Exhibit A-1, and that is deposited with and registered in the name of the Depositary, representing Notes sold in reliance on Rule 144A under the Securities Act.

                  SECTION 102 Section References. Each reference to a particular section set forth in this Supplemental Indenture shall, unless the context otherwise requires, refer to this Supplemental Indenture.

                                   ARTICLE 2

                                    THE NOTES

                   SECTION 201 Title of the Notes. The Debt Securities shall be known and designated as the "Convertible Senior Notes due 2021" of the Company.
                   SECTION 202 Amount. The aggregate Principal Amount at Maturity of Notes that may be authenticated and delivered under this
Supplemental Indenture is limited to $793,000,000, except for Notes authenticated and delivered upon registration of transfer of, or exchange for, or in lieu of, other Notes pursuant to Section 2.07, 2.08, 2.09, 3.06 or 9.04 of the Indenture, upon repayment in part of any Note pursuant to Article III of the Indenture, and upon surrender in part of any Note for conversion into Class A Common Stock pursuant to the terms of the Notes and Article 3 of this Supplemental Indenture.

                  SECTION 203 Stated Maturity. The Stated Maturity of the Notes shall be February 23, 2021.

                  SECTION 204 Interest. The Principal Amount at Maturity of the Notes shall bear cash interest from February 23, 2001 or from the most recent date to which cash interest has been paid or duly provided for, payable semiannually in arrears on February 23 and August 23 of each year (each, an "Interest Payment Date"), commencing August 23, 2001, to the Persons in whose names the Notes (or one or more Predecessor Securities) are registered at the close of business on the Regular Record Date for such interest, which shall be the February 8 or August 8 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

                  Cash interest on the Notes will accrue at the rate of 0.348% per annum until the Principal Amount at Maturity thereof is paid or made available for payment, subject to Article 3 hereof.

                  SECTION  205  Forms;   Denominations.  The  Notes  shall  be
Registered Securities. The certificates for the Notes shall be in substantially the forms attached hereto as Exhibits A-1 and A-2.

                  The Notes are being offered and sold by the Company pursuant to the Purchase Agreement.

     `           (a)  Global  Notes.  (i)  Notes  offered  and sold in  reliance on Rule 144A as provided in the Purchase Agreement shall be issued initially in the form of one or more US Global Notes in definitive fully registered form without interest coupons, deposited on behalf of the subscribers for the Notes represented thereby with The Bank of New York, at its Corporate Trust Office, as custodian for the Depositary and registered in the name of DTC or a nominee thereof, duly executed by the Company and authenticated by the Trustee as provided in the Indenture. The aggregate Principal Amount at Maturity of the US Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary as hereinafter provided.

                  Notes offered and sold in offshore transactions in reliance on Regulation S as provided in the Purchase Agreement shall be issued initially in the form of one or more Regulation S Global Notes in definitive fully registered form without interest coupons, deposited on behalf of the subscribers for the Notes represented thereby with The Bank of New York, at its Corporate Trust Office, as custodian for the Depositary, for the accounts of Euroclear and Clearstream and registered in the name of DTC or a nominee thereof, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate Principal Amount at Maturity of the Regulation S Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary as hereinafter provided.

                  Each Global Note shall represent such of the Outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate Principal Amount at Maturity of Outstanding Notes from time to time endorsed thereon and that the aggregate Principal Amount at Maturity of Outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions.

                  Any adjustment of the aggregate Principal Amount at Maturity of a Global Note to reflect the amount of any increase or decrease in the Principal Amount at Maturity of Outstanding Notes represented thereby shall be made by the Trustee in accordance with instructions given by the Holder thereof as required by Section 207 hereof and shall be made on the records of the Trustee and the Depositary.

(ii) Book-Entry Provisions. This Section 205 (a) (ii) shall apply only to Global Notes.

                  The Company shall execute and the Trustee shall, in accordance with this Section 205(a)(ii) and Section 2.02 of the Indenture, authenticate and deliver initially one or more Global Notes that (a) shall be registered in the name of the Depositary, (b) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instructions and (c) shall bear legends substantially to the following effect:

                  "UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  TRANSFERS  OF  THIS  GLOBAL   SECURITY  SHALL  BE  LIMITED  TO
                  TRANSFERS,  IN  WHOLE  BUT NOT IN  PART,  TO  NOMINEES  OF THE
                                       8
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                  DEPOSITORY  TRUST  COMPANY OR TO A  SUCCESSOR  THEREOF OR SUCH
                  SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE TWO OF THE FOURTH SUPPLEMENTAL INDENTURE REFERRED TO ON THE REVERSE HEREOF."

                  (b) Certificated Notes. Except as otherwise set forth in this Supplemental Indenture, owners of beneficial interests in Global Notes will not be entitled to receive physical delivery of Certificated Notes. Beneficial interests in a Global Note transferred in accordance with Section 207(a)(ii) to an Institutional Accredited Investor who is not a Qualified Institutional Buyer and beneficial interests in a Global Note transferred to the beneficial holders thereof pursuant to Section 207(e) will be issued in certificated, registered form without interest coupons.

                  (c) Restrictive Legends. Until the Resale Restriction Termination Date, all Global Notes and all Certificated Notes shall bear a legend in substantially the following form:

                  THIS SECURITY AND THE SHARES OF CLASS A COMMON STOCK OF COX COMMUNICATIONS, INC. (THE "COMPANY") ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY, THE SHARES OF CLASS A COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, RESOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

                  THE HOLDER OF THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN WILL BE ABLE TO EXERCISE THE CONVERSION RIGHT ONLY IF THE HOLDER CERTIFIES THAT IT (A) IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED BELOW) (B) IS AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED BELOW) OR (C) IS NOT A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) AND IS NOT EXERCISING SUCH EXCHANGE RIGHT ON BEHALF OF A U.S. PERSON.

                  BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE

                  (THE "RESALE RESTRICTION TERMINATION DATE"), WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN (OR ANY PREDECESSOR SECURITY) ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A "QUALIFIED INSTITUTIONAL BUYER" TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (E) OUTSIDE THE UNITED STATES TO NON-U.S. PERSONS IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, OR
                  (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, INCLUDING UNDER RULE 144, IF AVAILABLE, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON

                  THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. IN ANY CASE, THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTIONS WITH REGARD TO THIS SECURITY OR ANY SHARES OF CLASS A COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY EXCEPT AS PERMITTED BY THE SECURITIES ACT.

                  Until the Resale Restriction Termination Date, the Company covenants that any stock certificate representing shares of Class A Common Stock issued by the Company upon conversion of any Notes will bear a legend in substantially the following form, unless such shares have been sold pursuant to a registration statement that has been declared effective under the Securities
Act:

                           THIS  SECURITY  HAS NOT  BEEN  REGISTERED  UNDER  THE
                  SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, RESOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

                           THE  HOLDER  OF  THIS  SECURITY,  BY  ITS  ACCEPTANCE
                  HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THE NOTE UPON CONVERSION OF WHICH THIS SECURITY WAS ISSUED BY COX COMMUNICATIONS, INC. (THE "COMPANY") AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF SUCH NOTE, THIS SECURITY OR ANY BENEFICIAL INTEREST THEREIN OR HEREIN (OR ANY PREDECESSOR OF SUCH SECURITIES) ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE SHARES OF CLASS A COMMON STOCK OF THE COMPANY ("CLASS A COMMON STOCK") REPRESENTED BY THIS SECURITY ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A "QUALIFIED INSTITUTIONAL BUYER" TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) IF SUCH HOLDER IS A "QUALIFIED INSTITUTIONAL BUYER" OR AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT, TO SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR" THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT,

                  OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR" FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN
                  VIOLATION OF THE SECURITIES ACT, (D) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OR
                  (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, INCLUDING UNDER RULE 144, IF AVAILABLE, SUBJECT TO THE RIGHT OF THE COMPANY AND THE TRANSFER AGENT FOR THE CLASS A COMMON STOCK PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE
                  (C), (D) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRANSFER AGENT FOR THE CLASS A COMMON STOCK. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. IN ANY CASE, THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTIONS WITH REGARD TO THIS SECURITY EXCEPT AS PERMITTED BY THE SECURITIES ACT.

                  (d) U.S. Tax Legend. All Notes shall bear the following legend:

                  THIS SECURITY WAS ISSUED WITH ORIGINAL ISSUE DISCOUNT, FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED, THE ISSUE PRICE OF THIS SECURITY IS $695.03 PER $1,000 OF PRINCIPAL AMOUNT AT MATURITY, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT IS $304.97 PER $1,000 OF PRINCIPAL AMOUNT AT MATURITY, THE ISSUE DATE IS
                  FEBRUARY 23, 2001 AND THE YIELD TO MATURITY IS 2.25% COMPOUNDED SEMI-ANNUALLY.

                  SECTION 206 Transfer and Exchange. (a) Notwithstanding any provision to the contrary herein, so long as a Global Note remains Outstanding and is held by or on behalf of the Depositary, transfers of a Global Note, in whole or in part, shall be made only in accordance with Section 207 and this
Section 206(a).

                (b) Transfers of a Global Note shall be limited to transfers of such Global Note in whole, or in part, to nominees of the Depositary or to a successor of the Depositary or such successor's nominee.

                   (c) If Notes are issued upon the transfer, exchange or replacement of Notes subject to restrictions on transfer and bearing the legends set forth on the forms of Note attached hereto as Exhibits A-1 and A-2 setting forth such restrictions (collectively, the "Legend"), or if a request is made to remove the Legend on a Note, the Notes so issued shall bear the Legend, or the Legend shall not be removed, as the case may be, unless there is delivered to the Company and the Registrar such satisfactory evidence, which shall include an Opinion of Counsel, as may be reasonably required by the Company and the Registrar, that neither the Legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A, Rule 144 or Regulation S under the Securities Act or that such Notes are not "restricted" within the meaning of Rule 144 under the Securities Act. Upon provision of such satisfactory evidence, the Trustee, at the written direction of the Company, shall authenticate and deliver a Note that does not bear the Legend. If the Legend is removed from the face of a Note and the Note is subsequently held by an Affiliate of the Company, the Legend shall be reinstated.

                  The Trustee and the Registrar shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Supplemental Indenture or under applicable law with respect to any transfer of any interest in any Note (including transfers between or among the Depositary's participants or beneficial owners of interest in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Supplemental Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

                 SECTION 207 Global Notes. (a) Notwithstanding any other provisions of this Supplemental Indenture or the Notes, (A) transfers of a Global Note, in whole or in part, shall be made only in accordance with Section
2.07 of the Indenture and Sections 206 and 207(a)(i), (B) transfer of a beneficial interest in a Global Note for a Certificated Note shall comply with
Section 2.07 of the Indenture and Section 207(a)(ii) below, and (C) transfers of a Certificated Note shall comply with Section 2.07 of the Indenture and Section 207(a)(iii) and (iv) below.

               (i) Transfer of Global Note. A Global Note may not be transferred, in whole or in part, to any Person other than the Depositary or a nominee thereof, and no such transfer to any such other Person may be registered; provided that this clause (i) shall not prohibit any transfer of a Note that is issued in exchange for a Global Note but is not itself a Global Note. No transfer of a Note to any Person shall be effective under the Indenture or the Notes unless and until such Note has been registered in the name of such Person. Nothing in this Section 207(a)(i) shall prohibit or render ineffective any transfer of a beneficial interest in a Global Note effected in accordance with the other provisions of this Section 207(a).

               (ii) Restrictions on Transfer of a Beneficial Interest in a Global Note for a Certificated Note. A beneficial interest in a Global Note may not be exchanged for a Certificated Note except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a request for transfer of a beneficial interest in a Global
          Note in accordance with Applicable Procedures for a Certificated Note in the form satisfactory to the Trustee, together with:

               (a) so long as the Notes are Restricted Securities, certification, in the form set forth in Exhibit B-1, and, if requested by the Company or the Registrar, certification in the form set forth in Exhibit B-2, that such beneficial interest in the Global Note is being transferred to an Institutional Accredited Investor;

               (b) written instructions to the Trustee to make, or direct the Registrar to make, an adjustment on its books and records with respect to such Global Note to reflect a decrease in the aggregate Principal Amount at Maturity of the Notes represented by the Global Note, such instructions to contain information regarding the Depositary account to be credited with such decrease; and

               (c) if the Company or Registrar so requests, an opinion of counsel or other evidence reasonably satisfactory to them as to the compliance with the restrictions set forth in the Legend,

then the Trustee shall cause, or direct the Registrar to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Registrar, the aggregate Principal Amount at Maturity of Notes represented by the Global Note to be decreased by the aggregate Principal Amount at Maturity of the Certificated Note to be issued, shall issue such Certificated Note and shall debit or cause to be debited to the account of the Person specified in such instructions a beneficial interest in the Global Note equal to the Principal Amount at Maturity of the Certificated Note so issued.

(iii)Transfer and Exchange of Certificated Notes. When Certificated Notes are presented to the Registrar with a request:

               (x) to register the transfer of such Certificated Notes; or

               (y) to exchange such  Certificated  Notes for an equal  Principal
          Amount  at  Maturity  of  Certificated   Notes  of  other   authorized
          denominations,

the Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Certificated Notes surrendered for transfer or exchange:

               (a) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

               (b) so long as such Notes are Restricted Notes, such Notes are being transferred or exchanged pursuant to clause (A), (B) or (C) below, and are accompanied by the following additional information and documents, as applicable:

                    (A) if such  Certificated  Notes are being  delivered to the
               Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect; or

                    (B) if such Certificated  Notes are being transferred to the
               Company, a certification to that effect; or

                    (C) if such Certificated Notes are being transferred pursuant to an exemption from registration, (i) a certification to that effect (in the form set forth in Exhibit B-1 and B-2, if applicable) and (ii) if the Company or Registrar so requests, an Opinion of Counsel or other evidence reasonably satisfactory to them as to the compliance with the restrictions set forth in the Legend.

(iv) Restrictions on Transfer of a Certificated Note for a Beneficial Interest in a Global Note. A Certificated Note may not be exchanged for a beneficial interest in a Global Note except upon satisfaction of the requirements set forth below.

         Upon receipt by the Trustee of a  Certificated  Note,  duly endorsed or
         accompanied   by   appropriate   instruments   of  transfer,   in  form
         satisfactory to the Trustee, together with:

                (a) so long as the Notes are Restricted Notes, certification, in the form set forth in Exhibit B-1, that such Certificated Note is being transferred to a Qualified Institutional Buyer in accordance with Rule 144A; and

                (b) written instructions directing the Trustee to make, or to direct the Registrar to make, an adjustment on its books and records with respect to such Global Note to reflect an increase in the aggregate Principal Amount at Maturity of the Notes represented by the Global Note, such instructions to contain information regarding the Depositary account to be credited with such increase, then the Trustee shall cancel such Certificated Note and cause, or direct the Registrar to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Registrar, the aggregate Principal Amount at Maturity of Notes represented by the Global Note to be increased by the aggregate Principal Amount at Maturity of the Certificated Note to be exchanged, and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Global Note equal to the Principal Amount at Maturity of the Certificated Note so cancelled. If no Global Notes are then outstanding, the Company shall issue and the Trustee shall authenticate, upon receipt of a Company Order, a new Global Note in the appropriate Principal Amount at Maturity.

                (b) Subject to the succeeding paragraph, every Note shall be subject to the restrictions on transfer provided in the Legend including the delivery of an Opinion of Counsel, if so provided. Whenever any Restricted Note is presented or surrendered for registration of transfer or for exchange for a Note registered in a name other than that of the Holder, such Note must be accompanied by a certificate in substantially the form set forth in Exhibit B-1, dated the date of such surrender and signed by the Holder of such Note, as to compliance with such restrictions on transfer. The Registrar shall not be required to accept for such registration of transfer or exchange any Note not so accompanied by a properly completed certificate.

                (c) The restrictions imposed by the Legend upon the transferability of any Note shall cease and terminate when such Note has been sold pursuant to an effective registration statement under the Securities Act or transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or, if earlier, upon the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision). Any Note as to which such restrictions on transfer shall have expired in accordance with their terms or shall have terminated may, upon a surrender of such Note for exchange to the Registrar in accordance with the provisions of this Section 207 (accompanied, in the event that such restrictions on transfer have terminated by reason of a transfer in compliance with Rule 144 or any successor provision, by an Opinion of Counsel having substantial experience in practice under the Securities Act and otherwise reasonably acceptable to the Company, addressed to the Company, the Trustee and the Registrar and in form acceptable to the Company, to the effect that the transfer of such Note has been made in compliance with Rule 144 or such successor provision), be exchanged for a new Note, of like tenor and aggregate Principal Amount at Maturity, which shall not bear the restrictive Legend. The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned Opinion of Counsel.

                (d) As used in the preceding two paragraphs of this Section 207,
          the  term   "transfer"   encompasses  any  sale,   pledge,   transfer,
          hypothecation or other disposition of any Note.

                (e) The provisions of clauses (i), (ii), (iii), (iv), and (v) below shall apply only to Global Notes:

                (i) Notwithstanding any other provisions of the Indenture or the Notes, except as provided in Section 207(a)(ii), a Global Note shall not be exchanged in whole or in part for a Note registered in the name of any Person other than the Depositary or one or more nominees thereof, provided that a Global Note may be exchanged for Notes registered in the names of any person designated by the Depositary in the event that (i) the Depositary has notified the Company that it is unwilling or unable to continue as depositary for such Global Note or the Depositary has ceased to be a "clearing agency" registered under the Exchange Act, and a successor Depositary is not appointed by the Company within 90 days or (ii) an Event of Default has occurred and is continuing with respect to the Notes. Any Global Note exchanged pursuant to clause (i) above shall be so exchanged in whole and not in part, and any Global Note exchanged pursuant to clause (ii) above may be exchanged in whole or from time to time in part as directed by the Depositary. In the event that Certificated Notes are issued in respect of beneficial interests in a Regulation S Global Note at any time prior to one year after the date of this Supplemental Indenture (other than in a transaction subject to Rule 144A), the Company shall as promptly as practicable, institute procedures, including appropriate certifications, reasonably designed to ensure that any transfer of such Certificated Notes prior to the end of such one year is made only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an exemption from such registration.

                (ii) Notes issued in exchange for a Global Note or any portion thereof shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate Principal Amount at Maturity equal to that of such Global Note or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear the applicable legends provided for herein. Any Global Note to be exchanged in whole shall be surrendered by the Depositary to the Trustee, as Registrar. With regard to any Global Note to be exchanged in part, either such Global Note shall be so surrendered for exchange or, if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Note, the Principal Amount at Maturity thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and deliver the Note issuable on such exchange to or upon the order of the Depositary or an authorized representative thereof.

               (iii) Subject to the provisions of clause (v) below, the registered Holder may grant proxies and otherwise authorize any Person, including Agent Members (as defined below) and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under the Indenture or the Notes.

               (iv) In the event of the occurrence of any of the events specified in clause (i) above, the Company will promptly make available to the Trustee a reasonable supply of Certificated Notes.

               (v) Neither any members of, or participants in, the Depositary (collectively, the "Agent Members") nor any other Persons on whose behalf Agent Members may act shall have any rights under the Indenture with respect to any Global Note registered in the name of the Depositary or any nominee thereof, or under any such Global Note, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a Holder of any Note.

                                   ARTICLE 3

                                   CONVERSION

     SECTION 301 Conversion Privilege. Except as provided in this Article 3, a Holder of a Note may convert such Note into Class A Common Stock at any time before the close of business on February 23, 2021. The number of shares of Class A Common Stock issuable upon conversion of a Note per $1,000 of Principal Amount at Maturity thereof (the "Conversion Rate") shall be that set forth in paragraph 8 of the Notes, subject to adjustment as herein set forth.

                  The Holders' right to convert Notes into shares of Class A Common Stock is subject to the Company's right to elect instead to pay such Holder the amount of cash set forth in the next succeeding sentence, in lieu of delivering such shares of Class A Common Stock; provided, however, that if an Event of Default (other than a default in a cash payment upon conversion of the Notes) shall have occurred and be continuing, the Company shall deliver shares of Class A Common Stock (and cash in lieu of fractional shares of Class A Common Stock) in accordance with this Article 3, whether or not the Company has delivered a notice pursuant to Section 3.04 of the Indenture or Section 302 hereof to the effect that the Notes would be paid in cash. The amount of cash to be paid pursuant to Section 302 hereof for each $1,000 of Principal Amount at Maturity of a Note upon conversion shall be equal to the average Sale Price of the Class A Common Stock for the five consecutive trading days immediately following (i) the date of the Company's notice of its election to deliver cash upon conversion, if the Company shall not have given a notice of redemption pursuant to Section 3.04 of the Indenture, or (ii) the Conversion Date, in the case of a conversion following such a notice of redemption specifying an intent to deliver cash upon conversion, in either case multiplied by the Conversion Rate in effect on such Conversion Date. The Company shall not pay cash in lieu of delivering shares of Class A Common Stock upon the conversion of any Note pursuant to the terms of this Article 3 (other than cash in lieu of fractional shares pursuant to Section 303 hereof) if there has occurred (prior to, on or after, as the case may be, the Conversion Date or the date on which the Company delivers its notice of whether such Note shall be converted into shares of Class A Common Stock or cash pursuant to Section 302 hereof) and is continuing an Event of Default (other than a default in a cash payment upon conversion of such Notes).

                  A Holder may convert a portion of the Principal Amount at Maturity of a Note if the portion is $1,000 or an integral multiple of $1,000. Provisions of this Supplemental Indenture that apply to the conversion of all of a Note also apply to the conversion of a portion of a Note.

                  "Average Sale Price" means the average of the Sale Prices of the Class A Common Stock for the shorter of

                 (i) 30 consecutive trading days ending on the last full trading day prior to the Time of Determination with respect to the rights, warrants or options or distribution in respect of which the Average Sale Price is being calculated, or

               (ii) the period (x) commencing on the date next succeeding the first public announcement of (a) the issuance of rights, warrants or options or (b) the distribution, in each case, in respect of which the Average Sale Price is being calculated and (y) proceeding through the last full trading day prior to the Time of Determination with respect to the rights, warrants or options or distribution in respect of which the Average Sale Price is being calculated (excluding days within such period, if any, which are not trading days), or

                   (iii) the period, if any, (x) commencing on the date next succeeding the Ex-Dividend Time with respect to the next preceding (a) issuance of rights, warrants or options or (b) distribution, in each case, for which an adjustment is required by the provisions of Section 306(4), 307 or 308 and (y) proceeding through the last full trading day prior to the Time of Determination with respect to the rights, warrants or options or distribution in respect of which the Average Sale Price is being calculated (excluding days within such period, if any, which are not trading days).

                  In the event that the Ex-Dividend Time (or in the case of a subdivision, combination or reclassification, the effective date with respect thereto), with respect to a dividend, subdivision, combination or reclassification to which Section 306(1), (2), (3) or (5) applies, occurs during the period applicable for calculating "Average Sale Price" pursuant to the definition in the preceding sentence, "Average Sale Price" shall be calculated for such period in a manner determined by the Board of Directors to reflect the impact of such dividend, subdivision, combination or reclassification on the Sale Price of the Class A Common Stock during such period.

                  "Time of Determination" means the time and date of the earlier of (i) the determination of stockholders entitled to receive rights, warrants or options or a distribution, in each case, to which Section 307 or 308 applies and
(ii) the time ("Ex-Dividend Time") immediately prior to the commencement of "ex-dividend" trading for such rights, warrants or options or distribution on the New York Stock Exchange or such other national or regional exchange or market on which the Class A Common Stock is then listed or quoted.

                    SECTION 302 Conversion Procedure. To convert a Note, a Holder must satisfy the requirements set forth in paragraph 8 of the Notes. The date on which the Holder satisfies all those requirements is the conversion date (the "Conversion Date"). The Conversion Agent shall notify the Company of the Conversion Date within one Business Day of the Conversion Date. Within two Business Days following the Conversion Date, the Company shall deliver to the Holder, through the Conversion Agent, written notice of whether such Note shall be converted into shares of Class A Common Stock or paid in cash, unless the Company shall have delivered such notice previously pursuant to Section 3.04 of the Indenture. If the Company shall have notified the Holder that all of such Note shall be converted into shares of Class A Common Stock, the Company shall deliver to the Holder through the Conversion Agent, as promptly as practicable but in any event no later than the fifth Business Day following the date of the Company's notice of its election to deliver shares of Class A Common Stock a certificate for the number of full shares of Class A Common Stock issuable upon the conversion and cash in lieu of any fractional share determined pursuant to
Section 303 hereof. Except as provided in the last sentence in the second paragraph of Section 301 hereof, if the Company shall have notified the Holder that all or a portion of such Note shall be paid in cash, the Company shall deliver to the Holder surrendering such Note the amount of cash payable with respect to such Note no later than the tenth Business Day following such Conversion Date, together with a certificate for the number of full shares of Class A Common Stock issuable upon the conversion and cash in lieu of any fractional share determined pursuant to Section 303 hereof. Except as provided in the last sentence in the second paragraph of Section 301 hereof, the Company may not change its election with respect to the consideration to be delivered upon conversion of a Note once the Company has notified the Holder in accordance with this paragraph. If shares of Class A Common Stock are delivered as consideration, then the Person in whose name the certificate representing such shares is registered shall be treated as a stockholder of record on and after the Conversion Date; provided, however, that no surrender of a Note on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the Person or Persons entitled to receive the shares of Class A Common Stock upon such conversion as the record holder or holders of such shares of Class A Common Stock on such date, but such surrender shall be effective to constitute the Person or Persons entitled to receive such shares of Class A Common Stock as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; such conversion shall be at the Conversion Rate in effect on the date that such Note shall have been surrendered for conversion, as if the stock transfer books of the Company had not been closed. Upon conversion of a Note, such Person shall no longer be a Holder of such Note and such Note shall be cancelled and no longer Outstanding.

                  No payment or adjustment will be made for accrued interest or dividends on, or other distributions with respect to, any Class A Common Stock except as provided in this Article 3. On conversion of a Note, that portion of accrued Original Issue Discount attributable to the period from the Issue Date through the Conversion Date and (except as provided below) that portion of accrued cash interest attributable to the period from the last Interest Payment Date (or, if no Interest Payment Date has occurred, from the Issue Date) through the Conversion Date (or, if the Company has exercised the option provided for in Section 401, that portion of accrued interest attributable to the period from the later of (x) the date of such exercise and (y) the first Interest Payment Date following the date of such exercise through the Conversion Date) with respect to the converted Note shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the Holder thereof through delivery of the Class A Common Stock (together with the cash payment, if any, in lieu of fractional shares) and/or cash, if any, in exchange for the Note being converted pursuant to the provisions hereof; and such cash, if any, and/or the fair market value of such shares of Class A Common Stock (together with any such cash payment in lieu of fractional shares) shall be treated as delivered pro rata, to the extent thereof, first in exchange for Original Issue Discount and cash interest (or interest, if the Company has exercised its option provided for in Section 401) accrued through the Conversion Date, and the balance, if any, of such cash and/or the fair market value of such Class A Common Stock (together with any such cash payment in lieu of fractional shares) shall be treated as delivered in exchange for the Issue Price of the Note being converted pursuant to the provisions hereof. Notwithstanding the foregoing, accrued but unpaid cash interest will be payable upon conversion of Notes made concurrently with or after acceleration of Notes following an Event of Default.

                  If the Holder converts more than one Note at the same time, the number of shares of Class A Common Stock issuable or cash paid upon the conversion shall be based on the total Principal Amount at Maturity of the Notes converted.

                  Notes surrendered for conversion by a Holder during the period from the close of business on any Regular Record Date to the opening of business on the next Interest Payment Date, except for Notes to be redeemed on a date within this period or on the next Interest Payment Date, must be accompanied by payment of an amount equal to the interest that the Holder is to receive on the

Notes surrendered for conversion. Except where Notes surrendered for exchange must be accompanied by payment as described above, the Company will not pay interest on any Interest Payment Date subsequent to the Conversion Date.

                  Upon surrender of a Note that is converted in part, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder, a new Note in an authorized denomination equal in Principal Amount at Maturity to the unconverted portion of the Note surrendered.

                 SECTION 303 Fractional Shares. The Company will not issue a fractional share of Class A Common Stock upon conversion of a Note. Instead, the Company will deliver cash for the current market value of the fractional share. The current market value of a fractional share shall be determined, to the nearest 1/1,000th of a share, by multiplying the Sale Price, on the last trading day prior to the Conversion Date, of a full share by the fractional amount and rounding the product to the nearest whole cent.

               SECTION 304 Taxes on Conversion. If a Holder converts a Note and the Company elects to deliver shares of Class A Common Stock upon conversion, the Company will pay any and all documentary, stamp or similar issue or transfer tax due on the issue of shares of Class A Common Stock upon the conversion. However, the Holder shall pay any such tax which is due because the Holder requests the shares to be issued in a name other than the Holder's name. The Conversion Agent may refuse to deliver the certificates representing the Class A Common Stock until the Conversion Agent receives a sum that the Company deems to be sufficient to pay any tax which will be due. Nothing herein shall preclude any tax withholding required by law or regulations.

               SECTION 305 Company to Provide Stock. The Company shall, prior to issuance of any Notes under this Article 3, and from time to time as may be necessary, reserve out of its authorized but unissued Class A Common Stock a sufficient number of shares of Class A Common Stock to permit the conversion of the Notes. All Shares of Class A Common Stock delivered upon conversion of the Notes shall be newly issued shares or treasury shares, shall be duly and validly issued and fully paid and nonassessable and shall be free from preemptive rights and free of any lien or adverse claim created by the Company. The Company shall endeavor promptly to comply with all federal and state securities laws regulating the offer and delivery of shares of Class A Common Stock upon conversion of Notes, if any, including the addition of any and all restrictive legends that are required to appear on the face of the Class A Common Stock, and shall cause to have listed or quoted such shares of Class A Common Stock on each United States national securities exchange or in the automated over-the-counter market in the United States on which the Class A Common Stock is then listed or quoted.

SECTION 306 Adjustment for Change in Capital Stock. If, after the Issue Date of the Notes, the Company:

(1) pays a dividend or makes a distribution on its Class A Common Stock in shares of Class A Common Stock;

(2) subdivides its outstanding shares of Class A Common Stock into a greater number of shares;

(3) combines its outstanding shares of Class A Common Stock into a smaller number of shares;

(4) pays a dividend or makes a distribution on its Class A Common Stock in shares of its Capital Stock (other than Class A Common Stock or rights, warrants or options for its Capital Stock); or

(5) issues by reclassification of its Class A Common Stock any shares of its Capital Stock (other than rights, warrants or options for its Capital Stock),

then the conversion privilege and the Conversion Rate in effect immediately prior to such action shall be adjusted so that the Holder of a Note thereafter converted may receive the number of shares of Capital Stock of the Company which such Holder would have owned immediately following such action if such Holder had converted the Note for Class A Common Stock immediately prior to such action.
                  The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

                  If after an adjustment a Holder of a Note upon conversion of such Note may receive shares of two or more classes of Capital Stock of the Company, the Conversion Rate shall thereafter be subject to adjustment upon the occurrence of an action taken with respect to any such class of Capital Stock as is contemplated by this Article 3 with respect to the Class A Common Stock, on terms comparable to those applicable to Class A Common Stock in this Article 3.

                 SECTION 307 Adjustment for Rights IssueIf after the Issue Date of the Notes, the Company distributes any rights, warrants or options to all holders of its Common Stock entitling them, for a period expiring within 60 days after the record date for such distribution, to subscribe for or purchase shares of Class A Common Stock at a price per share less than the Sale Price of the Class A Common Stock as of the Time of Determination, the Conversion Rate shall be adjusted, subject to the provisions of the last paragraph of this Section 307, in accordance with the formula:

                  R'  =    R x        O + N
                               ------------------------
                                  (O + (N x P)/M)

                  where:

                  R' = the adjusted Conversion Rate.

                  R = the current Conversion Rate.

                  O = the number of shares of Class A Common Stock outstanding on the record date for the distribution to which this Section 307 is being applied.

                  N = the number of additional shares of Class A Common Stock offered pursuant to the distribution.

                  P = the offering price per share of the additional shares.

                  M = the Average Sale Price, minus, in the case of (i) a distribution to which Section 306(4) applies or (ii) a distribution to which Section 308 applies, for which, in each case, (x) the record date shall occur on or before the record date for the distribution to which this Section 307 applies and (y) the Ex-Dividend Time shall occur on or after the date of the Time of Determination for the distribution to which this Section 307 applies, the fair market value (on the record date for the distribution to which this Section 307 applies) of the

                  (1) Capital Stock of the Company distributed in respect of each share of Class A Common Stock in such Section 306(4) distribution and

                  (2) assets of the Company or debt securities or any rights, warrants or options to purchase securities of the Company distributed in respect of each share of Class A Common Stock in such Section 308 distribution.

                  The Board of Directors shall determine fair market values for the purposes of this Section 307.

                  The adjustment shall become effective immediately after the record date for the determination of shareholders entitled to receive the rights, warrants or options to which this Section 307 applies. If all of the shares of Class A Common Stock subject to such rights, warrants or options have not been issued when such rights, warrants or options expire, then the Conversion Rate shall promptly be readjusted to the Conversion Rate which would then be in effect had the adjustment upon the issuance of such rights, warrants or options been made on the basis of the actual number of shares of Class A Common Stock issued upon the exercise of such rights, warrants or options.

                  No adjustment shall be made under this Section 307 if the application of the formula stated above in this Section 307 would result in a value of R' that is equal to or less than the value of R.

                  SECTION 308 Adjustment for Other Distributions. (a) If, after the Issue Date of the Notes, the Company distributes to all holders of its Class A Common Stock any of its assets excluding distributions of Capital Stock or equity interests referred to in Section 308(b), or debt securities or any rights, warrants or options to purchase securities of the Company (including securities or cash, but excluding (x) distributions of Capital Stock referred to in Section 306 and distributions of rights, warrants or options referred to in
Section 307 and (y) cash dividends or other cash distributions that are paid out of consolidated current net earnings or earnings retained in the business as shown on the books of the Company unless such cash dividends or other cash distributions are Extraordinary Cash Dividends) the Conversion Rate shall be adjusted, subject to the provisions of Section 308(c), in accordance with the formula:

                                   R' = R x M
                                        -----
                                        M - F

where:

                  R' = the adjusted Conversion Rate.

                  R = the current Conversion Rate.

                  M = the Average Sale Price, minus, in the case of a distribution to which Section 306(4) applies, for which (i) the record date shall occur on or before the record date for the distribution to which this Section 308(a) applies and (ii) the Ex-Dividend Time shall occur on or after the date of the Time of Determination for the distribution to which this
                  Section 308(a) applies, the fair market value (on the record date for the distribution to which this Section 308(a) applies) of any Capital Stock of the Company distributed in respect of each share of Class A Common Stock in such Section 306(4) distribution.

                  F = the fair market value (on the record date for the distribution to which this Section 308(a) applies) of the assets, securities, rights, warrants or options to be distributed in respect of each share of Class A Common Stock in the distribution to which this Section 308(a) is being applied (including, in the case of cash dividends or other cash distributions giving rise to an adjustment, all such cash distributed concurrently).

                  The Board of Directors shall determine fair market values for the purposes of this Section 308(a).

                  The adjustment shall become effective immediately after the record date for the determination of shareholders entitled to receive the distribution to which this Section 308(a) applies.

                  For purposes of this Section 308(a), the term "Extraordinary Cash Dividend" shall mean any cash dividend with respect to the Class A Common Stock the amount of which, together with the aggregate amount of cash dividends on the Class A Common Stock to be aggregated with such cash dividend in accordance with the provisions of this paragraph, equals or exceeds the threshold percentage set forth in item (i) below. For purposes of item (i) below, the "Measurement Period" with respect to a cash dividend on the Class A Common Stock shall mean the 365 consecutive day period ending on the date prior to the Ex-Dividend Time with respect to such cash dividend, and the "Relevant Cash Dividends" with respect to a cash dividend on the Class A Common Stock shall mean the cash dividends on the Class A Common Stock with Ex-Dividend Times occurring in the Measurement Period.

               (i) If, upon the date prior to the Ex-Dividend Time with respect to a cash dividend on the Class A Common Stock, the aggregate amount of such cash dividend together with the amounts of all Relevant Cash Dividends equals or exceeds on a per share basis 5% of the Sale Price of the Class A Common Stock on the last trading day preceding the date of declaration by the Board of Directors of the cash dividend with respect to which this provision is being applied, then such cash dividend together with all Relevant Cash Dividends, shall be deemed to be an Extraordinary Cash Dividend and for purposes of applying the formula set forth above in this Section 308(a), the value of "F" shall be equal to (y) the aggregate amount of such cash dividend together with the amount of all Relevant Cash Dividends, minus (z) the aggregate amount of all Relevant Cash Dividends for which a prior adjustment in the Conversion Rate was previously made under this
          Section 308(a).

                  In making the determinations required by item (i) above, the amount of cash dividends paid on a per share basis and the amount of any Relevant Cash Dividends specified in item (i) above, shall be appropriately adjusted to reflect the occurrence during such period of any event described in
Section 306.

                  (b) If, after the Issue Date of the Notes, the Company pays a dividend or makes a distribution to all holders of its Class A Common Stock consisting of Capital Stock of any class or series, or similar equity interests, of or relating to a Subsidiary or other business unit of the Company, the Conversion Rate shall be adjusted in accordance with the formula:

                  R'  =  R x (1 + F/M)

where:

                  R' = the adjusted Conversion Rate.

                  R = the current Conversion Rate.

                  M = the average of the Post-Distribution Prices of the Class A Common Stock for the 10 trading days commencing on and including the fifth trading day after the date on which "ex-dividend trading" commences for such dividend or distribution on the principal United States securities exchange or market on which the Class A Common Stock is then listed or quoted (the "Ex-Dividend Date").

                  F = the fair market value of the securities paid or distributed in respect of each share of Class A Common Stock in the dividend or distribution to which this Section 308(b) applies, which shall equal the number of securities paid or distributed in respect of each share of Class A Common Stock in the dividend or distribution to which this Section 308(b) applies multiplied by the average of the Post-Distribution Prices of those securities so paid or distributed for the 10 trading days commencing on and including the fifth trading day after the Ex-Dividend Date.

                  "Post-Distribution Price" of Capital Stock or any similar equity interest on any date means the closing per unit sale price (or, if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on such date for trading of such units on a "when issued" basis without due bills (or similar concept) as reported in the composite transactions for the principal United States securities exchange on which such Capital Stock or equity interest is traded or, if the Capital Stock or equity interest, as the case may be, is not listed on a United States national or regional securities exchange, as reported by the National Association of Securities Dealers Automated Quotation System or by the National Quotation Bureau Incorporated; provided that if on any date such units have not traded on a "when issued" basis, the Post-Distribution Price shall be the closing per unit sale price (or, if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on such date for trading of such units on a "regular way" basis without due bills (or similar concept) as reported in the composite transactions for the principal United States securities exchange on which such Capital Stock or equity interest is traded or, if the Capital Stock or equity interest, as the case may be, is not listed on a United States national or regional securities exchange, as reported by the National Association of Securities Dealers Automated Quotation System or by the National Quotation Bureau Incorporated. In the absence of such quotation, the Board of Directors shall be entitled to determine the Post-Distribution Price on the basis of such quotations which reflect the post-distribution value of the Capital Stock or equity interests as it considers appropriate.

                  (c) In the event that, with respect to any distribution to which Section 308(a) would otherwise apply, the difference "M-F" as defined in the formula set forth in Section 308(a) is less than $1.00 or "F" is equal to or greater than "M", then the adjustment provided by Section 308(a) shall not be made and in lieu thereof the provisions of Section 314 shall apply to such distribution.
                  SECTION 309 When Adjustment May Be Deferred. No adjustment in the Conversion Rate need be made unless the adjustment would require an increase or decrease of at least 1% in the Conversion Rate. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.

                  All calculations under this Article 3 shall be made to the nearest cent or to the nearest 1/1,000th of a share, as the case may be.

                  SECTION 310 When No Adjustment Required. No adjustment need be made for a transaction referred to in Section 306, 307, 308 or 314 if Noteholders are to participate in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Class A Common Stock participate in the transaction. Such participation by Noteholders may include participation upon conversion provided that an adjustment shall be made at such time as the Noteholders are no longer entitled to participate.

                  No adjustment need be made for rights to purchase Class A Common Stock pursuant to a stock purchase, stock option or other equity based incentive plans for the benefit of the employees or directors of the Company or its Subsidiaries or a plan for reinvestment of dividends or interest of the Company.

                  No adjustment need be made for a change in the par value or no par value of the Class A Common Stock.

                  To the extent the Notes  become  convertible  pursuant to this
Article 3 into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

                 SECTION 311 Notice of Adjustment. Whenever the Conversion Rate is adjusted, the Company shall promptly mail to Noteholders by first-class mail a notice of the adjustment. The Company shall file with the Trustee and the Conversion Agent such notice and a certificate from the Company's independent public accountants briefly stating the facts requiring the adjustment and the manner of computing it. The certificate shall be conclusive evidence that the adjustment is correct. Neither the Trustee nor any Conversion Agent shall be under any duty or responsibility with respect to any such certificate except to exhibit the same to any Holder desiring inspection thereof upon reasonable request during normal business hours.

                 SECTION 312 Voluntary Increase. The Company from time to time may increase the Conversion Rate by any amount for any period of time. Whenever the Conversion Rate is increased, the Company shall mail to Noteholders by first-class mail and file with the Trustee and the Conversion Agent a notice of the increase. The Company shall mail the notice at least 15 days before the date the increased Conversion Rate takes effect. The notice shall state the increased Conversion Rate and the period it will be in effect.

                 A voluntary increase of the Conversion Rate does not change or adjust the Conversion Rate otherwise in effect for purposes of Section 306, 307 or 308.

SECTION 313       Notice of Certain Transactions.  If:

               (1) the Company takes any action that would require an adjustment in the Conversion Rate pursuant to Section 306, 307 or 308 (unless no adjustment is to occur pursuant to Section 310) or that would require a supplemental indenture pursuant to Section 314; or

               (2)  the  Company  elects  to make a  distribution  described  in
Section 308 which has a per share value equal to more than 15% of the Sale Price of the Class A Common Stock on the day preceding the declaration date for such distribution; or

               (3)  there is a liquidation or dissolution of the Company;

then the Company shall mail to Noteholders by first-class mail and file with the Trustee and the Conversion Agent a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, binding share exchange, transfer, liquidation or dissolution. The Company shall file and mail the notice at least 15 days before such date, except in the case of paragraph (2) in which case the Company shall file and mail the notice at least 20 days before the Ex-Dividend Date for such distribution. Failure to file or mail the notice or any defect in it shall not affect the validity of the transaction.

                  SECTION   314   Reorganization  of   the   Company;   Special
Distributions.  If the  Company is a party to a  transaction  subject to Section
10.01 of the Indenture (other than a sale of all or substantially all of the assets of the Company in a transaction in which the holders of the Class A Common Stock immediately prior to such transaction do not receive securities, cash or other assets of the Company or any other Person) or a merger or binding share exchange which reclassifies or changes the outstanding Class A Common Stock, the person obligated to deliver securities, cash or other assets upon conversion of Notes shall enter into a supplemental indenture. If the issuer of securities deliverable upon conversion of Notes is an Affiliate of the successor company, that issuer shall join in the supplemental indenture.

                  The supplemental indenture shall provide that the Holder of a Note may convert it into the kind and amount of securities, cash or other assets which such Holder would have received immediately after the consolidation, merger, binding share exchange or transfer if such Holder had converted the Note into Class A Common Stock immediately before the effective date of the transaction, assuming (to the extent applicable) that such Holder (i) was not a constituent Person or an Affiliate of a constituent Person to such transaction;
(ii) made no election with respect thereto; and (iii) was treated alike with the plurality of non-electing Holders. The supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Article 3. The Company shall mail to Holders a notice briefly describing the supplemental indenture.

                  If this Section 314 applies, neither Section 306 nor Section 307 shall apply.

                  If the Company makes a distribution to all holders of Class A Common Stock of any of its assets, or debt securities or any rights, warrants or options to purchase securities of the Company that, but for the provisions of
Section 308(c), would otherwise result in an adjustment in the Exchange Rate pursuant to the provisions of Section 308, then, from and after the record date for determining the holders of Class A Common Stock entitled to receive the distribution, a Holder of a Note that converts such Note in accordance with the provisions of this Supplemental Indenture shall upon such conversion be entitled to receive, in addition to the shares of Class A Common Stock into which the
Note is convertible, the kind and amount of securities, cash or other assets comprising the distribution that such Holder would have received if such Holder had converted the Note immediately prior to the record date for determining the holders of Class A Common Stock entitled to receive the distribution.

                 SECTION 315 Company Determination Final. Any determination that the Company or the Board of Directors must make pursuant to Section 303, 306, 307, 308, 309, 310, 314 or 317 is conclusive in the absence of manifest error.

                 SECTION 316 Trustee's Adjustment Disclaimer. The Trustee has no duty to determine when an adjustment under this Article 3 should be made, how it should be made or what it should be. The Trustee has no duty to determine whether a supplemental indenture under Section 314 need be entered into or whether any provisions of any supplemental indenture are correct. The Trustee shall not be accountable for and makes no representation as to the validity or value of any securities or assets issued upon conversion of Notes. The Trustee shall not be responsible for the Company's failure to comply with this Article
3. Each Conversion Agent shall have the same protection under this Section 316 as the Trustee.

                 SECTION  317  Simultaneous Adjustments. In the event  that this
Article 3 requires adjustments to the Conversion Rate under more than one of Sections 306(4), 307 or 308, and the record dates for the distributions giving rise to such adjustments shall occur on the same date, then such adjustments shall be made by applying, first, the provisions of Section 306, second, the provisions of Section 308 and, third, the provisions of Section 307.

               SECTION 318 Successive Adjustments. After an adjustment to the Conversion Rate under this Article 3, any subsequent event requiring an adjustment under this Article 3 shall cause an adjustment to the Conversion Rate as so adjusted.

                    SECTION 319 Rights Issued in Respect of Class A Common Stock Issued upon Conversion. Each share of Class A Common Stock issued upon conversion of Notes pursuant to this Article 3 shall be entitled to receive the appropriate number of preferred stock purchase rights (the "Rights"), if any, that all shares of Class A Common Stock are entitled to receive and the certificates representing the Class A Common Stock issued upon such conversion shall bear such legends, if any, in each case as may be provided by the terms of any shareholder rights agreement adopted by the Company, as the same may be amended from time to time (in each case, a "Rights Agreement"). Provided that such Rights Agreement requires that each share of Class A Common Stock issued upon conversion of Notes at any time prior to the distribution of separate certificates representing the Rights be entitled to receive such Rights, then, notwithstanding anything else to the contrary in this Article 3, there shall not be any adjustment to the Conversion Rate as a result of the issuance of Rights, the distribution of separate certificates representing the Rights, the exercise or redemption of such Rights in accordance with any such Rights Agreement, or the termination or invalidation of such Rights.

                                   ARTICLE 4

                          SPECIAL TAX EVENT CONVERSION

                    SECTION 401 Optional Conversion to Semi-Annual Coupon Note upon Tax Event. From and after (i) the date of the occurrence of a Tax Event (the "Tax Event Date") and (ii) the date the Company exercises its option set forth in this Section 401, whichever is later (the "Option Exercise Date"), at the option of the Company, interest in lieu of future Original Issue Discount and regular cash interest shall accrue at the rate of 2.25% per annum on a restated principal amount per $1,000 original Principal Amount at Maturity (the "Restated Principal Amount") equal to the Issue Price plus Original Issue Discount accrued to the Option Exercise Date and shall be payable semi-annually on each Interest Payment Date to Holders of record at the close of business on the Regular Record Date immediately preceding such Interest Payment Date. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months and will accrue from the most recent date on which interest (in lieu of Original Issue Discount and regular cash interest) has been paid or, if no interest (in lieu of Original Issue Discount and regular cash interest) has been paid, from the Option Exercise Date. Within 15 days of the occurrence of a Tax Event, the Company shall deliver a written notice of such Tax Event by facsimile and first-class mail to the Trustee, and within 15 days of its exercise of such option, the Company shall deliver a written notice of the Option Exercise Date by facsimile and first-class mail to the Trustee and by first-class mail to the Holders of the Notes. From and after the Option Exercise Date, (i) the Company shall be obligated to pay at Stated Maturity, in lieu of the Principal Amount at Maturity of a Note, the Restated Principal Amount thereof plus accrued and unpaid interest, if any, on such Note and (ii) "Issue Price and accrued Original Issue Discount," "Issue Price plus Original Issue Discount" or similar words, as used herein, shall mean Restated Principal Amount plus accrued and unpaid interest with respect to any Note. Notes authenticated and delivered after the Option Exercise Date may, and shall if required by the Trustee, bear a notation in a form approved by the Trustee as to the conversion of the Notes to semi-annual coupon Notes. No other changes to this Supplemental Indenture or the Original Indenture shall result as a result of the events described in this Section 401.

                  In the event the Company exercises its option pursuant to this
Section 401 to have interest in lieu of Original Issue Discount accrue on the Company following a Tax Event, the Holder shall be entitled on conversion into Class A Common Stock to receive the same number of shares of Class A Common Stock such Holder would have received if the Company had not exercised such option. If the Company exercises such option, Notes surrendered for conversion during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date (except Notes to be redeemed on a date within such period) must be accompanied by payment of an amount equal to the interest thereon that the registered Holder is entitled to receive. Except where Notes surrendered for conversion must be accompanied by payment as described above, no interest on converted Notes shall be payable by the Company on any Interest Payment Date subsequent to the date of conversion.

                   SECTION 402 Payment of Cash Interest; Interest Rights Preserved. (a) Cash interest on any Note that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Note is registered at the close of business on the Regular Record Date for such interest payment at the office or agency of the Company maintained for such purpose. Each installment of cash interest on any Note shall be paid in same-day funds by transfer to an account maintained by the payee located inside the United States. In the case of a permanent Global Note, any cash interest payable on any Interest Payment Date will be paid to the Depositary, with respect to that portion of such permanent Global Note held for its account by Cede & Co. for the purpose of permitting such party to credit the cash interest received by it in respect of such permanent Global Note to the accounts of the beneficial owners thereof.

                    (b) Except as otherwise specified with respect to the Notes, any cash interest on any Note that is payable on any Interest Payment Date, but is not punctually paid or duly provided for within 30 days following such Interest Payment Date (herein called "Defaulted Interest," which term shall include any accrued and unpaid interest that has accrued on such defaulted amount in accordance with the terms of the Notes), shall forthwith cease to be payable to the registered Holder thereof on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

                    (1) The Company may elect to make payment of any Defaulted Interest to the persons in whose names the Notes are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note and the date of the proposed payment (which shall not be less than 20 days after such notice is received by the Trustee), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Notes at his address as it appears on the list of Noteholders maintained pursuant to Section 5.01 of the Indenture, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the persons in whose names the Notes are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

                    (2) The Company may make payment of any Defaulted Interest on the Notes in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

                  Subject  to the  foregoing  provisions  of  this  Section  and
Section 2.07 of the Indenture, each Note delivered under this Supplemental Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.


                                   ARTICLE 5

                         AMENDMENT OF CERTAIN PROVISIONS
                            OF THE ORIGINAL INDENTURE

               SECTION 501 Amendments Relating to the Notes. The Original Indenture is hereby amended, solely with respect to the Notes, as follows:

               (a) Section 2.08 of the Original Indenture is hereby amended by replacing the words therein "principal amount" with "Principal Amount at Maturity."

               (b) Section 2.09 of the Original Indenture is hereby amended by replacing therein "principal amount" with "Principal Amount at Maturity" and "bona fide purchaser" with "protected purchaser."

               (c) Section 2.15 of the Original Indenture is hereby deleted in its entirety.

               (d) Article III of the Original Indenture is hereby amended by replacing it in its entirety with the following:

                                  "ARTICLE III

                       Redemption and Repurchases of Notes

                  SECTION 3.01. Right to Redeem. The Company, at its option, may elect to redeem Notes in accordance with the provisions thereof and of this Indenture.

                  SECTION 3.02. Election to Redeem; Notices to Trustee. If the Company elects to redeem Notes, it shall notify the Trustee in writing of the Redemption Date, the Principal Amount at Maturity of Notes to be redeemed and the Redemption Price.

                  The Company shall give each notice to the Trustee provided for in this Section 3.02 at least 45 days before the Redemption Date unless the Trustee consents to a shorter period. Such notice shall be accompanied by an Officers' Certificate and an Opinion of Counsel from the Company to the effect that such redemption will comply with the conditions herein.

                  SECTION 3.03. Selection by Trustee of Notes To Be Redeemed. If fewer than all the Notes held in definitive form are to be redeemed, the Trustee shall select the Notes to be redeemed pro rata or by lot or by a method that complies with applicable legal and securities exchange requirements, if any, and that the Trustee in its sole discretion shall deem to be fair and appropriate and in accordance with methods generally used at the time of selection by fiduciaries in similar circumstances. The Trustee shall make the selection at least 30 days but no more than 60 days before the Redemption Date from Outstanding Notes not previously called for redemption. Notes and portions thereof that the Trustee selects shall be in Principal Amount at Maturity of $1,000 or integral multiples of $1,000. Provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption. The Trustee shall promptly notify the Company of the Notes or portions thereof to be redeemed.

                  If any Note selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Notes so selected, the converted portion of such Note shall be deemed (so far as may be) to be the portion selected for redemption. Notes that have been converted during a selection of Notes to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection.

                  SECTION 3.04. Notice of Redemption. Notice of redemption shall be given in the manner provided in Section 13.03, not less than 30 days nor more than 60 days prior to the Redemption Date, to the Holders of Notes to be redeemed. Failure to give notice by mailing in the manner herein provided to the Holder of any Notes designated for redemption as a whole or in part, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other Notes or portion thereof.

                  Any notice that is mailed to the Holder of any Notes in the manner herein provided shall be conclusively presumed to have been duly given, whether or not such Holder receives the notice.

                  All notices of redemption shall identify the Notes to be redeemed and shall state:

                  (1)      the Redemption Date;

                  (2)      the Redemption Price and the Conversion Rate;

                  (3) the name and address of the Paying Agent and Conversion Agent;

                  (4) that Notes called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

                  (5) that Notes called for redemption may be converted at any time before the close of business on the Business Day immediately preceding the Redemption Date;

                  (6) that Holders who want to convert Notes must satisfy the requirements set forth therein and in this Indenture;

                  (7) if fewer than all the Outstanding Notes are to be redeemed, the certificate numbers and Principal Amounts at Maturity of the particular Notes to be redeemed;

                  (8) that, unless the Company defaults in making payment of such Redemption Price or the Paying Agent is prohibited from making such payment pursuant to the terms of this Indenture, Original Issue Discount and any other interest on Notes (or portions thereof) called for redemption, will cease to accrue on and after the Redemption Date;

                  (9) the CUSIP number or the Euroclear or the Clearstream Banking reference numbers of such Notes, if any, or any other numbers used by a Depositary to identify such Notes;

                  (10) that no representation is made as to the correctness or accuracy of the CUSIP number or other reference number, if any, listed in such notice or printed on the Notes; and

                  (11) the election of the Company (which, subject to the provisions of Article 3 of the Supplemental Indenture, shall be irrevocable) to deliver shares of Class A Common Stock or to pay cash in lieu of delivery of such shares with respect to any Notes that may be converted after the mailing of such notice and prior to the Redemption Date."

                  At the Company's request delivered at least 15 days prior to the date of the mailing of the notice of redemption (unless a shorter period shall be acceptable to the Trustee), the Trustee shall give the notice of redemption in the Company's name and at the Company's expense. In such event, the Company shall provide the Trustee with the information required by this
Section 3.04.

                  SECTION 3.05 Effect of Notice of Redemption. Once notice of redemption is mailed, Notes called for redemption become due and payable on the Redemption Date and at the Redemption Price stated in the notice except for Notes which are converted in accordance with the terms of this Indenture. Upon surrender to the Paying Agent, such Notes shall be paid at the Redemption Price stated in the notice. The Paying Agent shall initially be the Trustee.

                  SECTION 3.06 Deposit of Redemption Price. Prior to 10:00 a.m. (New York City time) on the Redemption Date, the Company shall deposit with the Paying Agent (or, if the Company or a Subsidiary of the Company is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the Redemption Price of all Notes to be redeemed on that date other than Notes or portions of Notes called for redemption that have been delivered by the Company to the Trustee for cancellation or have been converted. The Paying Agent shall as promptly as practicable return to the Company any money not required for that purpose because of conversion of Notes pursuant to Article 3 of the Supplemental Indenture. If such money is then held by the Company in trust and is not required for such purpose it shall be discharged from such trust. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed by the Paying Agent. Upon complying with this Section, the Paying Agent shall have no further liability for the money delivered to the Trustee.

                  SECTION 3.07 Notes Redeemed in Part. Upon surrender of a Note that is redeemed in part, the Company shall execute and the Trustee shall authenticate and deliver to the Holder (at the Company's expense) a new Note equal in Principal Amount at Maturity to the unredeemed portion of the Note surrendered.

                  SECTION 3.08 Conversion Arrangement on Call for Redemption. In connection with any redemption of Notes, the Company may arrange for the purchase and conversion of any Notes called for redemption by an agreement with one or more investment banks or other purchasers to purchase such Notes by paying to the Trustee in trust for the Holders of Notes, on or prior to 11:00 a.m. (New York City time) on the Redemption Date, an amount that, together with any amounts deposited with the Trustee by the Company for the redemption of such Notes, is not less than the Redemption Price of such Notes. Notwithstanding anything to the contrary contained in this Article 3, the obligation of the Company to pay the Redemption Price of such Notes shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into, any Notes not duly surrendered for conversion by the Holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such Holders and (notwithstanding anything to the contrary contained in Article 3 of the Supplemental Indenture) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the Business Day prior to the Redemption Date, subject to payment of the above amount as aforesaid. The Trustee shall hold and pay to the Holders whose Notes are selected for redemption any such amount paid to it for purchase and conversion in the same manner as it would moneys deposited with it by the Company for the redemption of Notes. Without the Trustee's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Notes shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Company agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Notes between the Company and such purchasers, including the costs and expenses incurred by the Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.

                  SECTION 3.09 Purchase of Notes at Option of the Holder. (a) General. Securities shall be purchased by the Company pursuant to the terms thereof as of February 23, 2002, February 23, 2003, February 23, 2004, February 23, 2005, February 23, 2006, February 23, 2011, and February 23, 2016 (each, a
"Purchase Date"), at the applicable purchase price specified in the Notes (each, a "Purchase Price," as applicable), at the option of the Holder thereof, upon:

                  (1) delivery to the Paying Agent by the Holder of a written notice of purchase (a "Purchase Notice"), at any time from the opening of business on the date that is 20 Business Days prior to a Purchase Date until the close of business on such Purchase Date stating:

                    (A) the certificate number of the Note which the Holder will deliver to be purchased,

                    (B) the portion of the  Principal  Amount at Maturity of the
               Notes which the Holder will deliver to be purchased, which portion must be in a Principal Amount at Maturity of $1,000 or an integral multiple thereof,

                    (C) that such Note  shall be  purchased  as of the  Purchase
               Date pursuant to the terms and conditions specified therein and in the Indenture, and

                    (D) in the event the  Company  elects,  pursuant  to Section
               3.09(b), to pay the Purchase Price to be paid as of such Purchase Date, in whole or in part, in shares of Class A Common Stock but such portion of the Purchase Price shall ultimately be payable to such Holder entirely in cash because any of the conditions to payment of the Purchase Price in Class A Common Stock is not satisfied prior to the close of business on such Purchase Date, as set forth in Section 3.09(d), whether such Holder elects (i) to withdraw such Purchase Notice as to some or all of the Notes to which such Purchase Notice relates (stating the Principal Amount at Maturity and certificate numbers of the Notes as to which such withdrawal shall relate), or (ii) to receive cash in respect of the entire Purchase Price for all Notes (or portions thereof) to which such Purchase Notice relates; and

                  (2) book-entry transfer or delivery of such Notes to the Paying Agent for cancellation prior to, on or after the Purchase Date (together with all necessary endorsements) at the offices of the Paying Agent, such delivery being a condition to receipt by the Holder of the Purchase Price therefor; provided, however, that such Purchase Price shall be so paid pursuant to this Section 3.09 only if the Note so delivered to the Paying Agent shall conform in all respects to the description thereof in the related Purchase Notice.

                  If a Holder, in such Holder's Purchase Notice and in any written notice of withdrawal delivered by such Holder pursuant to the terms of
Section 3.11, fails to indicate such Holder's choice with respect to the election set forth in clause (D) of Section 3.09(a)(1), such Holder shall be deemed to have elected to receive cash in respect of the Purchase Price for all Notes subject to such Purchase Notice in the circumstances set forth in such clause (D).

                  The Company shall purchase from the Holder thereof, pursuant to this Section 3.09, a portion of a Note if the Principal Amount at Maturity of such portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to the purchase of all of a Note also apply to the purchase of such portion of such Note.

                  Any purchase by the Company contemplated pursuant to the provisions of this Section 3.09 shall be consummated by the delivery of the consideration to be received by the Holder promptly following the later of the Purchase Date and the time of delivery of the Note.

                  Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent the Purchase Notice contemplated by this Section 3.09(a) shall have the right to withdraw such Purchase Notice at any time prior to the close of business on the Purchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 3.11.

                  The Paying Agent shall promptly notify the Company of the receipt by it of any Purchase Notice or written notice of withdrawal thereof.

                  (b) Company's Right to Elect Manner of Payment of Purchase Price. The Notes to be purchased pursuant to Section 3.09(a) on February 23, 2002 shall be paid for in cash only, but the Notes to be purchased on the other six Purchase Dates may be paid for, at the election of the Company, in cash or in Class A Common Stock valued at the Market Price, or in any combination of cash and Class A Common Stock, subject to the conditions set forth in Sections 3.09(c) and (d). The Company shall designate, in the Company's Notice delivered pursuant to Section 3.09(e), whether the Company will purchase the Notes for cash or Class A Common Stock, or, if a combination thereof, the percentages or amounts of the Purchase Price of Notes in respect of which it will pay in cash or Class A Common Stock; provided that the Company shall pay cash for fractional shares of Class A Common Stock. For purposes of determining the existence of potential fractional shares, all Notes subject to purchase by the Company held by a Holder shall be considered together (no matter how many separate certificates are to be presented). Each Holder whose Notes are purchased pursuant to this Section 3.09 shall receive the same percentage of cash or Class A Common Stock in payment of the Purchase Price for such Notes, except (i) as provided in Section 3.09(d) with regard to the payment of cash in lieu of fractional shares of Class A Common Stock and (ii) in the event that the Company is unable to purchase the Notes of a Holder or Holders for Class A Common Stock because any necessary qualifications or registrations of the Class A Common Stock under applicable state or foreign securities laws cannot be obtained, the Company may purchase the Notes of such Holder or Holders for cash. The Company may not change its election with respect to the consideration (or components or percentages of components thereof) to be paid once the Company has given the Company Notice to Noteholders except pursuant to this Section 3.09(b) or pursuant to Section 3.09(d) in the event of a failure to satisfy, prior to the close of business on the Purchase Date, any condition to the payment of the Purchase Price, in whole or in part, in Class A Common Stock.

                  At least one Business Day before the Company Notice Date (as defined herein), the Company shall deliver an Officers' Certificate to the Trustee specifying:

                  (i) the manner of payment to be made by the Company,

                  (ii) the information required by Section 3.09(e),

                  (iii) if the Company elects to pay the Purchase  Price, or a specified percentage thereof, in Class A Common Stock on the Purchase Date in 2003, 2004, 2005, 2006, 2011 or 2016, that the conditions to such manner of payment set forth in Section 3.09(d) have been or will be complied with, and

                  (iv) whether the Company desires the Trustee to give the Company Notice required by Section 3.09(e).

                  (c) Purchase with Cash. On the initial Purchase Date, the Purchase Price of all Notes in respect of which a Purchase Notice pursuant to
Section 3.09(a) has been given shall be paid by the Company with cash equal to the aggregate Purchase Price of such Notes. On each other Purchase Date, at the option of the Company, the Purchase Price of Notes in respect of which a Purchase Notice pursuant to Section 3.09(a) has been given, or a specified percentage thereof, may be paid by the Company with cash equal to the aggregate Purchase Price of such Notes.

                  (d) Payment by Issuance of Class A Common Stock. On each Purchase Date other than the initial one, at the option of the Company, the Purchase Price of Notes in respect of which a Purchase Notice pursuant to
Section 3.09(a) has been given, or a specified percentage thereof, may be paid by the Company by the issuance of a number of shares of Class A Common Stock equal to the quotient obtained by dividing (i) the amount of cash to which the Noteholders would have been entitled had the Company elected to pay all or such specified percentage, as the case may be, of the Purchase Price of such Notes in cash by (ii) the Market Price of a share of Class A Common Stock, subject to the next succeeding paragraph.

                  The Company may not issue a fractional share of Class A Common Stock in payment of the Purchase Price. Instead the Company shall pay cash for the current market value of the fractional share. The current market value of a fraction of a share shall be determined, to the nearest 1/1,000th of a share, by multiplying the Market Price of a share of Class A Common Stock by such fraction and rounding the product to the nearest whole cent. It is understood that if a Holder elects to have more than one Note purchased, the number of shares of Class A Common Stock shall be based on the aggregate amount of Notes to be purchased.

                  If the Company elects to purchase the Notes by delivering shares of Class A Common Stock, the Company Notice, as provided in Section 3.09(e), shall be sent to the Holders (and to beneficial owners as required by applicable law) not later than the Company Notice Date.

                  The Company's right to exercise its election to purchase the Notes pursuant to Section 309 through the issuance of shares of Class A Common Stock on the Purchase Date in 2003, 2004, 2005, 2006, 2011 or 2016 shall be conditioned upon:

                  (i) the Company's not having given its Company Notice of an election to pay entirely in cash and its giving of timely Company Notice of election to purchase all or a specified percentage of the Notes with Class A Common Stock as provided herein;

                  (ii) the shares of Class A Common Stock having been admitted for listing or admitted for listing subject to notice of issuance on the principal United States securities exchange on which the Class A Common Stock is then listed or, if the Class A Common Stock is not then listed on a national or regional securities exchange, as quoted on the National Association of Securities Dealers Automated Quotation System;

                  (iii) the registration of the shares of Class A Common Stock to be issued in respect of the payment of the Purchase Price under the Securities Act and the Exchange Act, in each case if required;

                  (iv)  any   necessary  qualification  or   registration  under
         applicable state securities laws or the availability of an exemption from such qualification and registration; and

                  (v) the receipt by the Trustee of an Officers' Certificate and an Opinion of Counsel, each stating that (A) the terms of the issuance of the Class A Common Stock are in conformity with this Indenture and
         (B) the shares of Class A Common Stock to be issued by the Company in payment of the Purchase Price in respect of Notes have been duly authorized and, when issued and delivered pursuant to the terms of this Indenture in payment of the Purchase Price in respect of the Notes, will be validly issued, fully paid and non-assessable and, to the best of such counsel's knowledge, free from preemptive rights, and, in the case of such Officers' Certificate, stating that conditions (i), (ii),
         (iii) and (iv) above and the condition set forth in the second succeeding sentence have been satisfied and, in the case of such Opinion of Counsel, stating that conditions (ii) and (iii) above has been satisfied.

                  Such Officers' Certificate shall also set forth the number of shares of Class A Common Stock to be issued for each $1,000 Principal Amount at Maturity of Notes and the Sale Price of a share of Class A Common Stock on each trading day during the period during which the Market Price is calculated. The Company may pay the Purchase Price (or any portion thereof) in Class A Common Stock only if the information necessary to calculate the Market Price is published in a daily newspaper of national circulation. If the foregoing conditions are not satisfied with respect to a Holder or Holders prior to the close of business on the Purchase Date and the Company has elected to purchase the Notes pursuant to this Section 3.09 through the issuance of shares of Class A Common Stock, the Company shall pay the entire Purchase Price of the Notes of such Holder or Holders in cash. The Company may not change the form or components or percentages of components of consideration to be paid for the Notes once the Company Notice has been given to the Holders, except as described in the preceding sentence.

                  (e) Notice of Election. The Company's notice of election to pay the Purchase Price with cash or Class A Common Stock or any combination thereof shall be sent to the Holders (and to beneficial owners as required by applicable law) in the manner provided in Section 13.03 of this Indenture at the time specified in Section 3.09(c) or (d), as applicable (the "Company Notice"). The Company Notice shall be sent to Holders (and to beneficial owners as required by applicable law) not less than 20 Business Days prior to such Purchase Date (the "Company Notice Date"). The Company Notice shall state the manner of payment and shall contain the following information:

                  In the event the Company has elected to pay the Purchase Price (or a specified percentage thereof) with Class A Common Stock on the Purchase Date in either 2003, 2004, 2005, 2006, 2011 or 2016, the Company Notice shall:

               (1) state that each Holder will receive Class A Common Stock in respect of the specified percentage of the Purchase Price of the Notes held by such Holder (except any cash amount to be paid in lieu of fractional shares);

               (2) state that the total number of shares of Class A Common Stock to be issued to Holders will be equal to the quotient obtained by dividing (i) the amount of cash to which the Noteholders would have been entitled had the Company elected to pay all or such specified percentage, as the case may be, of the Purchase Price of such Notes in cash by (ii) the Market Price of the Class A Common Stock determined as of a specified date;

               (3) set forth the method of calculating the Market Price of the Class A Common Stock; and

               (4) state that because the Market Price of Class A Common Stock will be determined prior to the Purchase Date, Holders will bear the market risk with respect to the value of the Class A Common Stock to be received from the date such Market Price is determined to the Purchase Date.

                  In any case, each Company Notice shall include a form of Purchase Notice to be completed by a Noteholder and shall state:

               (i) the Purchase Price and the Conversion Rate applicable on the Company Notice Date;

               (ii) the name and address of the Paying Agent and the Conversion Agent;

               (iii) that Notes as to which a Purchase Notice has been given may be converted pursuant to Article 3 of the Supplemental Indenture only if the applicable Purchase Notice has been withdrawn in accordance with the terms of the Supplemental Indenture;

               (iv) that Notes must be surrendered to the Paying Agent for cancellation to collect payment;

               (v) that the Purchase Price for any Note as to which a Purchase Notice has been given and not withdrawn will be paid promptly following the later of the Purchase Date and the time of surrender of such Note as described in (iv);

               (vi) the procedures the Holder must follow to exercise rights under this Section 3.09;

               (vii) briefly, the conversion rights of the Notes;

               (viii)  the   procedures  for   withdrawing  a  Purchase   Notice
          (including, without limitation, for a conditional withdrawal pursuant to the terms of Section 3.09(a)(1)(D) or Section 3.11);

               (ix) that, unless the Company defaults in making payment of such Purchase Price, Original Issue Discount and any other interest on Notes covered by any Purchase Notice, will cease to accrue on and after the Purchase Date; and

               (x) the CUSIP number or the Euroclear or the Clearstream Banking reference numbers of such Notes, if any, (or any other numbers used by a Depositary to identify such Notes).

                  At the Company's request delivered at least 15 days prior to the date of the mailing of the Company Notice (unless a shorter period shall be acceptable to the Trustee), the Trustee shall give such Company Notice in the name of the Company and at the Company's expense; provided, however, that, in all cases, the text of such Company Notice shall be prepared by the Company.

                  Upon determination of the actual number of shares of Class A Common Stock to be delivered for each $1,000 Principal Amount at Maturity of Notes, the Company will publish such determination in The Wall Street Journal or another daily newspaper of national circulation.

                  (f) Covenants of the Company. All shares of Class A Common Stock delivered upon purchase of the Notes shall be newly issued shares or treasury shares, shall be duly authorized, validly issued, fully paid and nonassessable, and shall be free from preemptive rights and free of any lien or adverse claim within the meaning of the Uniform Commercial Code.

                  The Company shall use its best efforts to cause to have listed or quoted any shares of Class A Common Stock to be issued in payment of the Purchase Price of Notes on each United States national securities exchange or automated over-the-counter trading market in the United States on which the Class A Common Stock is then listed or quoted.

                  (g) Procedure upon Purchase. The Company shall deposit cash (in respect of a cash purchase under Section 3.09(c) or for fractional interests, as applicable) or shares of Class A Common Stock, or a combination thereof, as applicable, at the time and in the manner as provided in Section

3.12, sufficient to pay the aggregate Purchase Price of all Notes to be purchased pursuant to this Section 3.09. As soon as practicable after the Purchase Date, the Company shall deliver to each Holder entitled to receive Class A Common Stock through its stock transfer agent, a certificate for the number of full shares of Class A Common Stock issuable in payment of the Purchase Price. The Person in whose name the certificate for Class A Common Stock is registered shall be treated as a holder of record of shares of Class A Common Stock on the Business Day following the Purchase Date. Subject to Section 3.09(d), no payment or adjustment will be made for dividends on any Class A Common Stock delivered in payment of the Purchase Price the record date for which occurred on or prior to the Purchase Date.

                  (h) Taxes. If a Holder of a Note is paid in Class A Common Stock, the Company shall pay any documentary, stamp or similar issue or transfer tax due on such issue of shares of Class A Common Stock. However, the Holder shall pay any such tax which is due because the Holder requests the shares of Class A Common Stock to be issued in a name other than the Holder's name. The Paying Agent may refuse to deliver the certificates representing the Class A Common Stock being issued in a name other than the Holder's name until the Paying Agent receives a sum that the Company deems to be sufficient to pay any tax which will be due because the shares of Class A Common Stock are to be issued in a name other than the Holder's name. Nothing herein shall preclude any income tax withholding required by law or regulations.

                  SECTION 3.10 Repurchase of Notes at Option of the Holder upon Fundamental Change. (a) General. If on or prior to February 26, 2003 there shall have occurred a Fundamental Change, Notes shall be repurchased by the Company for cash, at the option of the Holder thereof, at a repurchase price specified in the Notes (the "Fundamental Change Repurchase Price"), as of the date that is 35 Business Days after the occurrence of the Fundamental Change (the "Fundamental Change Repurchase Date"), subject to satisfaction by or on behalf of the Holder of the requirements set forth in Section 3.10(c).

                  A "Fundamental Change" shall be deemed to have occurred at such time as any of the following events shall occur:

                  (i) any person (for purposes of this Section 3.10 only, as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), including its Affiliates and Associates, other than Permitted Holders, files a Schedule 13D or TO (or any successor schedule, form or report under the Exchange Act) disclosing that such person has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of 50% or more of the total voting power in the aggregate of all classes of Capital Stock of the Company then outstanding normally entitled to vote in elections of directors; or

                   (ii) there shall be consummated any consolidation or merger of the Company pursuant to which the Class A Common Stock would be converted into cash, securities or other property, in each case other than a consolidation or merger of the Company in which the holders of all classes of Common Stock immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the total voting power in the aggregate of all classes of Capital Stock of the continuing or surviving corporation normally entitled to vote in elections of directors immediately after the consolidation or merger; or

                  (iii) the Company sells, conveys, transfers or leases all or substantially all of its properties and assets to any Person other than a Permitted Holder.

                  "Permitted Holders" means (A) the Company, Cox Enterprises, Inc. and their respective subsidiaries and employee benefit plans, (B) those certain trusts commonly referred to as the Dayton-Cox Trust A, the Barbara Cox Anthony Atlanta Trust and the Anne Cox Chambers Atlanta Trust, the Estate of James M. Cox, Jr., Barbara Cox Anthony, Garner Anthony, Anne Cox Chambers, and the estates, executors and administrators, and lineal descendants of the above-named individuals, and the estates, executors and administrators of any of such lineal descendants, and (C) any corporation, partnership, limited liability company, trust or other entity in which the trusts, individuals or lineal descendants referred to in clause (B) in the aggregate have either a direct or indirect beneficial interest or voting control of greater than 50%.

                  Notwithstanding the foregoing provisions of this Section 310, a Fundamental Change shall not be deemed to have occurred by virtue of the Company, any Subsidiary, any employee stock ownership plan or any of the employee benefit plan of the Company or any Subsidiary, or any person holding Class A Common Stock for or pursuant to the terms of any such employee benefit plan, filing or becoming obligated to file a report under or in response to
Schedule 13D or Schedule TO (or any successor schedule, form or report) under the Exchange Act disclosing beneficial ownership by it of shares of Class A Common Stock, whether in excess of 50% or otherwise.

                  "Associate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

                  (b) Notice of Fundamental Change. No later than 20 Business Days before the Fundamental Change Repurchase Date, which notice may be delivered in anticipation of a Fundamental Change, the Company shall mail a written notice of the Fundamental Change (the "Fundamental Change Notice") by first-class mail to the Trustee and to each Holder (and to beneficial owners as required by applicable law). The notice shall include a form of Fundamental Change Repurchase Notice to be completed by the Noteholder and shall state:

                  (1) briefly, the events causing a Fundamental Change and the date of such Fundamental Change;

                  (2) the date by which the Fundamental Change Repurchase Notice pursuant to this Section 3.10 must be given;

                  (3)      the Fundamental Change Repurchase Date;

                  (4)      the Fundamental Change Repurchase Price;

                  (5) the name and address of the Paying Agent and the Conversion Agent;

                  (6) the Conversion Rate and any adjustments thereto applicable on the Fundamental Change Notice Date;

                  (7) that Notes as to which a Fundamental Change Repurchase Notice has been given may be converted pursuant to Article 3 of the Supplemental Indenture only if the Fundamental Change Repurchase Notice has been withdrawn in accordance with the terms of this Indenture;

                  (8)      that Notes  must be surrendered  to the Paying Agent
         for  cancellation  to  collect  payment  of  the  Fundamental   Change
         Repurchase Price;

                  (9) that the Fundamental Change Repurchase Price for any Note as to which a Fundamental Change Repurchase Notice has been duly given and not withdrawn will be paid promptly following the later of the Fundamental Change Repurchase Date and the time of surrender of such Note as described in (8);

                  (10) briefly, the procedures the Holder must follow to exercise rights under this Section 310;

                  (11)     briefly, the conversion rights of the Notes;

                  (12) the procedures for withdrawing a Fundamental Change Repurchase Notice;

                  (13) that, unless the Company defaults in making payment of such Fundamental Change Repurchase Price, Original Issue Discount and any other interest on Notes surrendered for repurchase by the Company will cease to accrue on and after the Fundamental Change Repurchase Date; and

                  (14) the CUSIP number or the Euroclear or the Clearstream Banking reference numbers of such Notes, if any, (or any other numbers used by a Depositary to identify such Notes).

                  At the Company's request delivered at least 15 days prior to the date of the mailing of the Fundamental Change Notice (unless a shorter period shall be acceptable to the Trustee), the Trustee shall give such Fundamental Change Notice in the name of the Company and at the Company's expense; provided, however, that, in all cases, the text of such Fundamental Change Notice shall be prepared by the Company.

                  (c) A Holder may exercise its rights specified in Section 310(a) upon delivery to the Paying Agent of a written notice of repurchase (a "Fundamental Change Repurchase Notice") at any time until the close of business on the Fundamental Change Repurchase Date, stating:

                  (1) the certificate number of the Notes which the Holder will deliver to be repurchased;

                  (2) the portion of the Principal Amount at Maturity of the Notes which the Holder will deliver to be repurchased, which portion must be $1,000 or an integral multiple thereof; and

                  (3) that such Notes shall be repurchased as of the Fundamental Change Repurchase Date pursuant to the terms and conditions specified in the Notes and in this Indenture.

                  The book-entry transfer or delivery of such Notes to the Paying Agent for cancellation prior to, on or after the Fundamental Change Repurchase Date (together with all necessary endorsements) at the offices of the Paying Agent shall be a condition to the receipt by the Holder of the Fundamental Change Repurchase Price therefor; provided, however, that such Fundamental Change Repurchase Price shall be so paid pursuant to this Section
3.10 only if the Notes so delivered to the Paying Agent shall conform in all respects to the description thereof set forth in the related Fundamental Change Repurchase Notice.

                  The Company shall repurchase from the Holder thereof, pursuant to this Section 3.10, a portion of a Note if the Principal Amount at Maturity of such portion is $1,000 or an integral multiple of $1,000 if so requested by the Holder. Provisions of this Indenture that apply to the repurchase of all of a Note also apply to the repurchase of such portion of such Note.

                  Any repurchase by the Company contemplated pursuant to the provisions of this Section 3.10 shall be consummated by the delivery of the consideration to be received by the Holder promptly following the later of the Fundamental Change Repurchase Date and the time of delivery of the Note.

                  Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent the Fundamental Change Repurchase Notice contemplated by this Section 3.10(c) shall have the right to withdraw such Fundamental Change Repurchase Notice at any time prior to the close of business on the Fundamental Change Repurchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 3.11.

                  The Paying Agent shall promptly notify the Company of the receipt by it of any Fundamental Change Repurchase Notice or written notice of withdrawal thereof.

                  The Company  shall not be required to comply with this Section
3.10 if a third party mails a written notice of Fundamental Change in the manner, at the time and otherwise in compliance with this Section 3.10 and repurchases all Notes for which a Fundamental Change Repurchase Notice shall be delivered and not withdrawn.

                  SECTION 3.11. Effect of Purchase Notice or Fundamental Change Repurchase Notice. Upon receipt by the Paying Agent of the Purchase Notice or Fundamental Change Repurchase Notice specified in Section 3.09(a) or Section 3.10(c), as applicable, the Holder of a Note in respect of which such Purchase Notice or Fundamental Change Repurchase Notice, as the case may be, was given shall (unless such Purchase Notice or Fundamental Change Repurchase Notice is withdrawn as specified in the fourth and fifth paragraphs of this Section 3.11) thereafter be entitled to receive solely the Purchase Price or Fundamental Change Repurchase Price, as the case may be, with respect to such Note. Such Purchase Price or Fundamental Change Repurchase Price shall be paid to such

Holder, subject to receipts of funds and/or securities by the Paying Agent, promptly following the later of (x) the Purchase Date or the Fundamental Change Repurchase Date, as the case may be, with respect to such Note (provided the conditions in Section 3.09(a) or Section 3.10(c), as applicable, have been satisfied) and (y) the time of delivery of such Note to the Paying Agent by the Holder thereof in the manner required by Section 3.09(a) or Section 3.10(c), as applicable. Notes in respect of which a Purchase Notice or Fundamental Change Repurchase Notice, as the case may be, has been given by the Holder thereof may not be converted pursuant to Article 3 of the Supplemental Indenture on or after the date of the delivery of such Purchase Notice or Fundamental Change Repurchase Notice, as the case may be, unless such Purchase Notice or Fundamental Change Repurchase Notice, as the case may be, has first been validly withdrawn as specified in the fourth and fifth paragraphs of this Section 3.11.

                  Notwithstanding the foregoing, payment of the Purchase Price or Fundamental Change Repurchase Price, as the case may be, for a Note for which a Purchase Notice or Fundamental Change Repurchase Notice, as the case may be, has been delivered and not validly withdrawn is conditioned upon book-entry transfer or delivery of the Note, together with all necessary endorsements, to the Paying Agent at any time after delivery of the Purchase Notice or Fundamental Change Repurchase Notice, as the case may be. Payment of the Purchase Price or the Fundamental Change Repurchase Price, as the case may be, for the Note will be made promptly following the later of the Purchase Date or Fundamental Change Repurchase Date, as the case may be, or the time of book-entry transfer or physical delivery of the Note.

                  If the Paying Agent holds money or securities sufficient to pay the Purchase Price or the Fundamental Change Repurchase Price, as the case may be, of a Note on the Business Day following the Purchase Date or Fundamental Change Repurchase Date, as the case may be, in accordance with the terms of the Indenture then, immediately after the Purchase Date or Fundamental Change Repurchase Date, the Note will cease to be Outstanding, whether or not book-entry transfer is made or the Note is delivered to the Paying Agent. Thereafter, all other rights of the Holder shall terminate, other than the right to receive the Purchase Price or Fundamental Change Repurchase Price, as the case may be, upon book-entry transfer or delivery of the Note.

                  A Purchase Notice or Fundamental Change Repurchase Notice, as the case may be, may be withdrawn by means of a written notice of withdrawal delivered to the office of the Paying Agent in accordance with the Purchase Notice or Fundamental Change Repurchase Notice, as the case may be, at any time prior to the close of business on the Purchase Date or the Fundamental Change Repurchase Date, as the case may be, specifying:

                  (1) the certificate number of the Note in respect of which such notice of withdrawal is being submitted;

                  (2) the Principal Amount at Maturity of the Note with respect to which such notice of withdrawal is being submitted; and

                  (3) the Principal Amount at Maturity, if any, of such Note which remains subject to the original Purchase Notice or Fundamental Change Repurchase Notice, as the case may be, and which has been or will be delivered for purchase by the Company.

                  A written notice of withdrawal of a Purchase Notice or Fundamental Change Repurchase Notice may be in the form set forth in the preceding paragraph or may be in the form of (i) a conditional withdrawal contained in a Purchase Notice pursuant to the terms of Section 3.09(a)(1)(D) or
(ii) a conditional withdrawal containing the information set forth in Section 3.09(a)(1)(D) and the preceding paragraph and contained in a written notice of withdrawal delivered to the Paying Agent as set forth in the preceding paragraph.

                  There shall be no  purchase  of any Notes  pursuant to Section
3.09 (other than through the issuance of Class A Common Stock in payment of the Purchase Price, including cash in lieu of fractional shares) or 3.10 if there has occurred (prior to, on or after, as the case may be, the giving, by the Holders of such Notes, of the required Purchase Notice or Fundamental Change Repurchase Notice, as the case may be) and is continuing an Event of Default (other than a default in the payment of the Purchase Price or Fundamental Change Repurchase Price, as the case may be, with respect to such Notes). The Paying Agent will promptly return to the respective Holders thereof any Notes (x) with respect to which a Purchase Notice or Fundamental Change Repurchase Notice, as the case may be, has been withdrawn in compliance with this Indenture, or (y) held by it during the continuance of an Event of Default (other than a default in the payment of the Purchase Price or Fundamental Change Repurchase Price, as the case may be, with respect to such Notes) in which case, upon such return, the Purchase Notice or Fundamental Change Repurchase Notice with respect thereto shall be deemed to have been withdrawn.

                  SECTION 3.12 Deposit of Purchase Price or Fundamental Change Repurchase Price. Prior to 11:00 a.m. (New York City time) on the Business Day following the Purchase Date or the Fundamental Change Repurchase Date, as the case may be, the Company shall deposit with the Trustee or with the Paying Agent (or, if the Company or a Subsidiary of the Company is the Paying Agent, shall segregate and hold in trust an amount of money (in immediately available funds if deposited on such Business Day) sufficient to pay the cash portion of the aggregate Purchase Price or Fundamental Change Repurchase Price, as the case may be, of all the Notes or portions thereof which are to be purchased as of the Purchase Date or Fundamental Change Repurchase Date, as the case may be, and shall instruct its stock transfer agent to deliver the number of full shares of Class A Common Stock issuable in payment of the remaining portion of the aggregate Purchase Price. The Company shall promptly notify the Trustee in writing of the amount of any deposits of cash or deliveries of Class A Common Stock made pursuant to this Section.

                  SECTION 3.13 Notes Purchased or Repurchased in Part. Any Note which is to be purchased or repurchased only in part shall be surrendered at the office of the Paying Agent (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Note, without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder in aggregate Principal Amount at Maturity equal to, and in exchange for, the portion of the Principal Amount at Maturity of the Note so surrendered which is not purchased.

                  SECTION 3.14 Covenant to Comply with Securities Laws upon Purchase or Repurchase of Notes. In connection with any offer to purchase or repurchase or purchase or repurchase of Notes under Section 3.09 or 3.10 hereof (provided that such offer or purchase or repurchase constitutes an "issuer tender offer" for purposes of Rule 13e-4 (which term, as used herein, includes any successor provision thereto) under the Exchange Act at the time of such offer or purchase), the Company shall (i) comply with Rule 13e-4 and Rule 14e-1 under the Exchange Act, (ii) file the related Schedule 13D or TO (or any successor schedule, form or report) under the Exchange Act, and (iii) otherwise comply with all federal and state securities laws so as to permit the rights and obligations under Sections 3.09 and 3.10 to be exercised in the time and in the manner specified in Sections 3.09 and 3.10.

                  SECTION 3.15. Repayment to the Company. The Trustee and the Paying Agent shall return to the Company any cash or shares of Class A Common Stock that remain unclaimed, together with interest or dividends, if any, thereon (subject to the provisions of Section 7.05 hereof), held by them for the payment of the Purchase Price or Fundamental Change Repurchase Price, as the case may be; provided, however, that to the extent that the aggregate amount of cash or shares of Class A Common Stock deposited by the Company pursuant to
Section 3.12 exceeds the aggregate Purchase Price or Fundamental Change Repurchase Price, as the case may be, of the Notes or portions thereof which the Company is obligated to purchase as of the Purchase Date or Fundamental Change Repurchase Date, as the case may be, then promptly after the Business Day following the Purchase Date or Fundamental Change Repurchase Date, as the case may be, the Trustee shall return any such excess to the Company together with interest or dividends, if any, thereon (subject to the provisions of Section
7.05 hereof)."

(e) Section 4.01 of the Original Indenture is hereby amended by replacing it in its entirety with the following:

                  "Section 4.01. Payment of Notes. The Company shall promptly make all payments in respect of the Notes on the dates and in the manner provided in the Notes or pursuant to this Indenture or the Supplemental Indenture. Any amounts to be given to the Trustee or Paying Agent, shall be deposited with the Trustee or Paying Agent by 10:00 a.m. New York City time by the Company. Principal Amount at Maturity, Restated Principal Amount, Issue Price plus accrued Original Issue Discount, Redemption Price, Purchase Price, Fundamental Change Repurchase Price and cash interest shall be considered paid on the applicable date due if on such date (or, in the case of a Purchase Price or Fundamental Change Repurchase Price, on the Business Day following the applicable Purchase Date or Fundamental Change Repurchase Date, as the case may
be) the Trustee or the Paying Agent holds, in accordance with this Indenture or the Supplemental Indenture, money or securities, if permitted hereunder, sufficient to pay all such amounts then due.

                  The Company shall, to the extent permitted by law, pay cash interest on overdue amounts at the rate per annum set forth in paragraph 1 of the Notes, compounded semiannually, which interest shall accrue from the date such overdue amount was originally due to the date payment of such amount, including interest thereon, has been made or duly provided for. All such interest shall be payable on demand. The accrual of such interest on overdue amounts shall be in lieu of, and not in addition to, the continued accrual of Original Issue Discount."

(f)      Section 4.04 of the Original Indenture is hereby amended as follows:

(i) Section 4.04(a)(i) of the Original Indenture is hereby amended by replacing the phrase therein "payment of the principal of, and premium, if any, or interest on," with "payment in respect of."

(ii) Section 4.04(a)(ii) of the Original Indenture is hereby amended by replacing the phrase therein "payment of the principal of, and premium, if any, or interest on," with "payment in respect of."

(iii) Section 4.04(b) of the Original Indenture is hereby amended by (i) replacing the phrase on the third line therein "the principal of, and premium, if any, or interest on," with "payments in respect of", (ii) replacing the phrase on the eighth line therein "pay such principal, premium, if any, or interest" with "make such payments" and (iii) replacing the phrase on the twelfth line therein "any payment of the principal of, and premium, if any, or interest on," with "any payment in respect of."

(iv) Section 4.04(d) of the Original Indenture is hereby amended by (i) replacing the phrase on the third line therein "the principal of, and premium, if any, or interest on," with "payments in respect of" and
         (ii) replacing the phrase on the sixth line therein "pay the principal, premium or interest" with "make such payments."

(g) Section 4.11 of the Original Indenture is hereby amended by replacing the words therein "principal amount" with "aggregate Principal Amount at Maturity."

(h) Article VI of the Original Indenture is hereby amended by replacing it in its entirety with the following:

                                   "ARTICLE VI

                              DEFAULTS AND REMEDIES

                  SECTION 6.01. Events of Default. An "Event of Default" occurs if:

                  (a) the Company defaults in the payment of any cash interest upon any Note when such interest becomes due and payable, and such default in payment of interest shall continue for 30 days;

                  (b) the Company defaults in the payment of the Principal Amount at Maturity (or, if the Notes have been converted to semiannual coupon debentures following a Tax Event, the Restated Principal Amount), Issue Price plus accrued Original Issue Discount, Redemption Price, Purchase Price or Fundamental Change Repurchase Price on any Note when the same becomes due and payable at its Stated Maturity, upon redemption, upon declaration, when due for purchase by the Company or otherwise;

                  (c) the Company fails to deliver shares of Class A Common Stock, together with cash in lieu of fractional shares, or fails to deliver cash instead if the Company so elects, when such Class A Common Stock and cash in lieu of fractional shares, or cash instead, is required to be delivered upon conversion of a Note and continuance of such default for 10 days;

                  (d) the Company fails to comply with Article X of the Original Indenture;

                  (e) the Company fails to comply with any of its other covenants or agreements contained in the Notes or this Indenture or the Supplemental Indenture, continuing for a period of 60 days after receipt by the Company of a Notice of Default; provided that this paragraph (e) does not apply to Defaults in covenants for which this Indenture or the Supplemental Indenture specifically provides otherwise;

                  (f) Indebtedness of the Company or any Restricted Subsidiary is not paid within any applicable grace period after final maturity or is accelerated by its holders because of a default and the total amount of such Indebtedness unpaid or accelerated exceeds 5% of the aggregate outstanding principal amount of all Indebtedness of the Company and the Restricted Subsidiaries at the time and such default remains uncured or such acceleration is not rescinded;

                  (g) the Company pursuant to or under or within the meaning of any Bankruptcy Law:

                  (A)      commences a voluntary case or proceeding;

                  (B) consents to the entry of an order for relief against it in an involuntary case or proceeding or the commencement of any case against it;

                  (C) consents to the appointment of a Custodian of it or for any substantial part of its property;

                  (D) makes a general assignment for the benefit of its creditors;

                  (E) files a petition in bankruptcy or answer or consent seeking reorganization or relief; or

                  (F) consents to the filing of such a petition or the appointment of or taking possession by a Custodian; or

                  (h) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                  (A) is for relief against the Company in an involuntary case or proceeding, or adjudicates the Company insolvent or bankrupt;

                  (B) appoints a Custodian of the Company or for any substantial part of its properties; or

                  (C)      orders the winding up or liquidation of the Company;

and the order or decree remains unstayed and in effect for 60 days.

                  "Bankruptcy Law" means Title 11, United States Code, or any similar Federal or state law for the relief of debtors.

                  "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

                  A Default under clause (e) above is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in aggregate Principal Amount at Maturity of the Notes at the time outstanding notify the Company and the Trustee, of the Default and the Company does not cure such Default (and such Default is not waived) within the time specified in clause (e) above after actual receipt of such notice. Any such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default."

                  The Company will deliver to the Trustee, within 30 days of becoming aware of the occurrence of an Event of Default, written notice thereof. In addition, the Company shall deliver to the Trustee, within 30 days after it becomes aware of the occurrence thereof, written notice of any event which with the giving of notice or the lapse of time, or both, would become an Event of Default under clause (d), (e) or (f) above, its status and what action the Company is taking or proposes to take with respect thereto.

                  SECTION 6.02. Acceleration. If an Event of Default (other than an Event of Default specified in Section 6.01(g) or (h)) occurs and is continuing, the Trustee by Notice to the Company, or the Holders of at least 25% in aggregate Principal Amount at Maturity of the Notes at the time outstanding by written notice to the Company and the Trustee, may declare the Issue Price plus accrued Original Issue Discount and any accrued and unpaid cash interest (or if the Notes have been converted to semiannual coupon Notes following a Tax Event, the Restated Principal Amount, plus accrued and unpaid interest) through the date of declaration (in the case of an Event of Default specified in Section 6.01(a) through (f)) on all the Notes to be immediately due and payable. Upon such a declaration, such Issue Price plus accrued Original Issue Discount and any accrued and unpaid cash interest (or, if the Notes have been converted to semiannual coupon Notes following a Tax Event, the Restated Principal Amount, plus accrued and unpaid interest) shall be due and payable immediately. If an Event of Default specified in Section 6.01(g) or (h) occurs and is continuing, the Issue Price plus accrued Original Issue Discount and any accrued and unpaid cash interest (or, if the Notes have been converted to semiannual coupon Notes following a Tax Event, the Restated Principal Amount, plus accrued and unpaid interest) on all the Notes shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Noteholders. The Holders of a majority in aggregate Principal Amount at Maturity of the Notes at the time outstanding, by notice to the Trustee (and without notice to any other Noteholder) may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of the Issue Price plus accrued Original Issue Discount and any accrued and unpaid cash interest (or, if the Notes have been converted to semiannual coupon Notes following a Tax Event, the Restated Principal Amount, plus accrued and unpaid interest) that have become due solely as a result of acceleration and if all amounts due to the Trustee under Section 7.06 have been paid. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

                  SECTION 6.03. Other Remedies. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of the Issue Price plus accrued Original Issue Discount and any accrued and unpaid cash interest (or, if the Notes have been converted to semiannual coupon notes following a Tax Event, the Restated Principal Amount, plus accrued and unpaid interest) on the Notes or to enforce the performance of any provision of the Notes or this Indenture or the Supplemental Indenture.

                  The Trustee may maintain a proceeding even if the Trustee does not possess any of the Notes or does not produce any of the Notes in the proceeding. A delay or omission by the Trustee or any Noteholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of, or acquiescence in, the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

                  SECTION 6.04. Waiver of Past Defaults. The Holders of a majority in aggregate Principal Amount at Maturity of the Notes at the time outstanding, by notice to the Trustee (and without notice to any other Noteholder), may waive an existing Default and its consequences except (i) an Event of Default described in Section 6.01(a) or (b), (ii) a Default in respect of a provision that under Section 9.02 of this Indenture cannot be amended without the consent of each Noteholder affected or (iii) a Default which constitutes a failure to convert any Note in accordance with the terms of
Article 3 of the Supplemental Indenture. When a Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or impair any consequent right. This Section 6.04 shall be in lieu of Section 316(a)1(B) of the TIA and such Section 316(a)1(B) is hereby expressly excluded from this Indenture or the Supplemental Indenture, as permitted by the TIA.

                  SECTION 6.05. Control by Majority. The Holders of a majority in aggregate Principal Amount at Maturity of the Notes at the time outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law, this Indenture or the Supplemental Indenture or that the Trustee determines in good faith is unduly prejudicial to the rights of other Noteholders or would involve the Trustee in personal liability unless the Trustee is offered indemnity satisfactory to it against loss, liability or expense. This Section 6.05 shall be in lieu of Section 316(a)1(A) of the TIA and such Section 316(a)1(A) is hereby expressly excluded from this Indenture or the Supplemental Indenture, as permitted by the TIA.

                  SECTION 6.06. Limitation on Suits. A Noteholder may not pursue any remedy with respect to this Indenture, the Supplemental Indenture or the Notes unless:
                  (1) the Holder gives to the Trustee written notice stating that an Event of Default is continuing;

                  (2) the Holders of at least 25% in aggregate Principal Amount at Maturity of the Notes at the time outstanding make a written request to the Trustee to pursue the remedy;

                  (3) such Holder or Holders offer to the Trustee reasonable security or indemnity satisfactory to the Trustee against any loss, liability or expense;

                  (4) the Trustee does not comply with the request within 60 days after receipt of such notice, request and offer of security or indemnity; and

                  (5) the Holders of a majority in aggregate Principal Amount at Maturity of the Notes at the time outstanding do not give the Trustee a direction inconsistent with the request during such 60-day period.

                  A Noteholder may not use this Indenture or the Supplemental Indenture to prejudice the rights of any other Noteholder or to obtain a preference or priority over any other Noteholder.

                  SECTION 6.07. Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture or the Supplemental Indenture, the right of any Holder to receive payment of the Principal Amount at Maturity (or, if the Notes have been converted to semiannual coupon notes following a Tax Event, the Restated Principal Amount), Issue Price plus accrued Original Issue Discount, Redemption Price, Purchase Price, Fundamental Change Repurchase Price or any accrued cash interest (or, if the Notes have been converted to semiannual coupon notes following a Tax Event, the Restated Principal Amount, plus accrued interest) in respect of the Notes held by such Holder, on or after the respective due dates expressed in the Notes or any Redemption Date, and to convert the Notes in accordance with Article 3 of the Supplemental Indenture, or to bring suit for the enforcement of any such payment on or after such respective dates or the right to convert, shall not be impaired or affected adversely without the consent of such Holder.

                  SECTION 6.08. Collection Suit by Trustee. If an Event of Default described in Section 6.01(a) or (b) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount owing with respect to the Notes and the amounts provided for in Section 7.06 of this Indenture.

                  SECTION 6.09. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Notes or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the Principal Amount at Maturity, Issue Price plus accrued Original Issue Discount, Redemption Price, Purchase Price, Fundamental Change Repurchase Price or any accrued and unpaid cash interest (or, if the Notes have been converted to semiannual coupon notes following a Tax Event, the Restated Principal Amount, plus accrued and unpaid interest) in respect of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of any such amount) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (a) to file and prove a claim for the whole amount of the Principal Amount at Maturity, Issue Price plus accrued Original Issue Discount, Redemption Price, Purchase Price, Fundamental Change Repurchase Price, or any accrued and unpaid cash interest (or, if the Notes have been converted to semiannual coupon notes following a Tax Event, the Restated Principal Amount, plus accrued and unpaid interest) and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel or any other amounts due the Trustee under Section 7.06 of this Indenture) and of the Holders allowed in such judicial proceeding, and

                  (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.06 of this Indenture.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                  SECTION 6.10. Priorities. If the Trustee collects any money pursuant to this Article 6, it shall pay out the money in the following order:

                  FIRST: to the Trustee for amounts due under Section 7.06 of this Indenture;

                  SECOND: to Noteholders for amounts due and unpaid on the Notes for the Principal Amount at Maturity, Issue Price plus accrued Original Issue Discount, Redemption Price, Purchase Price, Fundamental Change Repurchase Price or any accrued and unpaid cash interest (or, if the Notes have been converted to semiannual coupon notes following a Tax Event, the Restated Principal Amount, plus accrued and unpaid interest) as the case may be, ratably, without preference or priority of any kind, according to such amounts due and payable on the Notes; and

                  THIRD:  the balance, if any, to the Company.

                  The Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section 6.10. At least 15 days before such record date, the Trustee shall mail to each Noteholder and the Company a notice that states the record date, the payment date and the amount to be paid.

                  SECTION 6.11. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or the Supplemental Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant (other than the Trustee) in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07 of this Indenture or a suit by Holders of more than 10% in aggregate Principal Amount at Maturity of the Notes at the time outstanding. This Section 6.11 shall be in lieu of Section 315(e) of the TIA and such Section 315(e) is hereby expressly excluded from this Indenture or the Supplemental Indenture, as permitted by the TIA.

                  SECTION 6.12. Waiver of Stay, Extension or Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company from paying all or any portion of the Principal Amount at Maturity, Issue Price plus accrued Original Issue Discount, Redemption Price, Purchase Price, Fundamental Change Repurchase Price or any accrued cash interest (or, if the Notes have been converted to semiannual coupon notes following a Tax Event, the Restated Principal Amount, plus accrued interest) in respect of Notes, or any interest on such amounts, as contemplated herein, or which may affect the covenants or the performance of this Indenture or the Supplemental Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted."

                    (i) Section 7.01(d) of the Original Indenture is hereby amended by replacing the words therein "principal amount" with "Principal Amount at Maturity."

     (j) Section 7.08 of the Original Indenture is hereby amended by replacing the words in the first and second paragraphs therein "principal amount" with "Principal Amount at Maturity."

     (k) Section 8.01 of the Original Indenture is hereby amended by replacing the words therein "principal amount" with "Principal Amount at Maturity."

     (l) Section 8.03 of the Original Indenture is hereby amended by replacing the phrase therein "payment of or on account of the principal of and premium, if any, and (subject to Section 2.03) interest on" with "payments in respect of."
(m) Section 8.04 of the Original Indenture is hereby amended by replacing the words therein "principal amount" with "Principal Amount at Maturity."

     (n) Section 9.01(b) of the Original Indenture is hereby amended by replacing the words therein "principal amount" with "Principal Amount at Maturity."

     (o) Section 9.02 of the Original Indenture is hereby amended by replacing it in its entirety with the following:

                  "SECTION 9.02. Modification of Indenture with Consent of Holders of Debt Notes. With the written consent of the Holders of at least a majority in aggregate Principal Amount at Maturity of the Notes at the time outstanding, the Company and the Trustee may amend this Indenture, the Supplemental Indenture or the Notes. However, without the consent of each Noteholder affected, an amendment to this Indenture, the Supplemental Indenture or the Notes may not:

                  (a) reduce the percentage in Principal Amount at Maturity of Notes whose Holders must consent to an amendment;

                  (b) make any change in the manner or rate of accrual in connection with Original Issue Discount or cash interest, reduce the rate of cash interest referred to in paragraph 1 of the Notes, reduce the rate of interest referred to in Section 401 of the Supplemental Indenture upon the occurrence of a Tax Event, or extend the time for payment of Original Issue Discount or cash interest on any Note;

                  (c) reduce the Principal Amount at Maturity, Restated Principal Amount or the Issue Price of or extend the Stated Maturity of any Note

                  (d) reduce the Redemption Price, Purchase Price or Fundamental Change Repurchase Price of any Note;

                  (e) make any Note payable in money or securities other than that stated in the Note;

                  (f) make any change in Section 6.04 or 6.07 of this Indenture or this Section 9.02, except to increase any percentage set forth therein;

                  (g) make any change that adversely affects the right to convert any Note;

                  (h) make any change that adversely affects the right to require the Company to purchase the Notes in accordance with the terms thereof and this Indenture or the Supplemental Indenture;

                  (i) release any security that may have been granted in respect of the Notes; or

                  (j) impair the right to institute suit for the enforcement of any payment with respect to, or conversion of, the Notes.

                  It shall not be necessary for the consent of the Holders under this Section 9.02 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

                  After an amendment under this Section 9.02 becomes effective, the Company shall mail to each Holder a notice briefly describing the amendment."

                  (p) Article XI of the Original Indenture is hereby amended by replacing it in its entirety with the following:

                                   "ARTICLE XI

                             DISCHARGE OF INDENTURE

                  SECTION 11.01. Discharge of Liability on Notes. When (i) the Company delivers to the Trustee all outstanding Notes (other than Notes replaced pursuant to Section 2.07) for cancellation or (ii) all outstanding Notes have become due and payable and the Company deposits with the Trustee cash or, if expressly permitted by the terms of the Notes, Class A Common Stock sufficient to pay all amounts due and owing on all outstanding Notes (other than Notes replaced pursuant to Section 2.09 of this Indenture), and if in either case the Company pays all other sums payable hereunder by the Company, then this Indenture and the Supplemental Indenture shall, subject to Section 7.06 of this Indenture, cease to be of further effect with respect to the Notes. The Trustee shall join in the execution of a document prepared by the Company acknowledging satisfaction and discharge of this Indenture and the Supplemental Indenture on demand of the Company accompanied by an Officers' Certificate and Opinion of Counsel and at the cost and expense of the Company.

                  SECTION 11.02. Repayment to the Company. The Trustee and the Paying Agent shall return to the Company upon written request any money or securities held by them for the payment of any amount with respect to the Notes that remains unclaimed for two years, subject to applicable unclaimed property law. After return to the Company, Holders entitled to the money or securities must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person and the Trustee and the Paying Agent shall have no further liability to the Noteholders with respect to such money or securities for that period commencing after the return thereof."

                    (q) Article XII of the Original Indenture is hereby deleted in its entirety.

                    SECTION 502 Interpretation of Original Indenture. Except as otherwise specifically provided in this Supplemental Indenture, whenever in the Original Indenture there is mentioned, in any context, the principal of or principal amount of any Debt Security of any series or a percentage in principal amount of the Outstanding Debt Securities of any series, such mention shall be deemed to be, solely with respect to the Notes, the Principal Amount at Maturity of the Notes or a percentage of the aggregate Principal Amount at Maturity of the Notes at the time Outstanding. ARTICLE 6

                               Additional Covenant

                    SECTION 601 Delivery of Certain Information. At any time the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a Holder or any beneficial holder of Notes or shares of Class A Common Stock which are restricted securities issued upon conversion thereof, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder or any beneficial holder of Notes or holder of shares of Class A Common Stock issued upon conversion of Notes, or to a prospective purchaser of any such security designated by any such holder, as the case may be, to the extent required to permit compliance by such Holder or holder with Rule 144A in connection with the resale of any such security. "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act.

                                   ARTICLE 7

                            MISCELLANEOUS PROVISIONS

                  The Trustee makes no undertaking or representations in respect of, and shall not be responsible in any manner whatsoever for and in respect of, the validity or sufficiency of this Supplemental Indenture or the proper authorization or the due execution hereof by the Company or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company.

                  Except as expressly amended hereby, the Original Indenture shall continue in full force and effect in accordance with the provisions thereof and the Original Indenture is in all respects hereby ratified and confirmed. This Supplemental Indenture and all its provisions shall be deemed a part of the Original Indenture in the manner and to the extent herein and therein provided.

                  This   Supplemental   Indenture  shall  be  governed  by,  and
construed in accordance with, the laws of the State of New York.

                  This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                                   EXHIBIT A-1

                           [FORM OF FACE OF SECURITY]


         THIS SECURITY WAS ISSUED WITH ORIGINAL ISSUE DISCOUNT, FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED, THE ISSUE PRICE OF THIS SECURITY IS $695.03 PER $1,000 OF PRINCIPAL AMOUNT AT MATURITY, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT IS $304.97 PER $1,000 OF PRINCIPAL AMOUNT AT MATURITY, THE ISSUE DATE IS FEBRUARY 23, 2001 AND THE YIELD TO MATURITY IS 2.25% COMPOUNDED SEMI-ANNUALLY.

         THIS SECURITY AND THE SHARES OF CLASS A COMMON STOCK OF THE COMPANY ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE
SECURITIES LAWS. NEITHER THIS SECURITY, THE SHARES OF CLASS A COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, RESOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

         THE HOLDER OF THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN WILL BE ABLE TO EXERCISE THE CONVERSION RIGHT ONLY IF THE HOLDER CERTIFIES THAT IT (A) IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED BELOW) (B) IS AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED BELOW) OR (C) IS NOT A U.S. PERSON (AS DEFINED IN REGULATION S) AND IS NOT EXERCISING SUCH CONVERSION RIGHT ON BEHALF OF A U.S. PERSON.

         BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE"), WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN (OR ANY PREDECESSOR SECURITY) ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A "QUALIFIED INSTITUTIONAL BUYER" TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN

                                     A-1-1

ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (E) OUTSIDE THE UNITED STATES TO NON-U.S. PERSONS IN AN OFFSHORE
TRANSACTION IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, INCLUDING UNDER RULE 144, IF AVAILABLE, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. IN ANY CASE, THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTIONS WITH REGARD TO THIS SECURITY OR ANY SHARES OF CLASS A COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE EXCEPT AS PERMITTED BY THE SECURITIES ACT.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS, IN WHOLE BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE TWO OF THE FOURTH SUPPLEMENTAL INDENTURE REFERRED TO ON THE REVERSE HEREOF.

                                     A-1-2

                            COX COMMUNICATIONS, INC.

                        Convertible Senior Notes due 2021


No. R-__                                        CUSIP:  224044 BA 4
Issue Date: February 23, 2001                   Original Issue Discount: $304.97
Issue Price:  $695.03                           (for each $1,000 Principal
(for each $1,000 Principal                      Amount at Maturity)
Amount at Maturity)

         Cox Communications, Inc., a Delaware corporation (the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the Principal Amount at Maturity of [___________________________] ($[____________]) on February 23, 2021.

         This Note shall not bear interest except as specified on the other side of this Note. Original Issue Discount will accrue as specified on the other side of this Note. This Note is convertible as specified on the other side of this Note.

         Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                                     A-1-3

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                                        COX COMMUNICATIONS, INC.


                                                        By:
                                                           ---------------------
                                                           Name:
                                                           Title:








                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Debt Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:                                                  THE BANK OF NEW YORK,
                                                            as Trustee



                                                        By
                                                          ----------------------
                                                            Authorized Signatory



                                     A-1-4

                             [REVERSE SIDE OF NOTE]
                        Convertible Senior Notes Due 2021



1.       Cash Interest; Original Issue Discount.

         The Company promises to pay interest in cash on the Principal Amount at Maturity of this Note at the rate per annum of 0.348%. The Company will pay cash interest semiannually in arrears on February 23 and August 23 of each year (each an "Interest Payment Date") to Holders of record at the close of business on each February 8 or August 8 (whether or not a business day) (each a "Regular Record Date") immediately preceding such Interest Payment Date. Cash interest on the Notes will accrue from the most recent date to which interest has been paid or duly provided or, if no interest has been paid, from the Issue Date. Cash interest will be computed on the basis of a 360-day year of twelve 30-day months.

         Original Issue Discount (the difference between the Issue Price and the Principal Amount at Maturity of the Note), in the period during which a Note remains outstanding, together with regular cash interest, shall accrue at 2.25% per annum, on a semiannual bond equivalent basis using a 360-day year composed of twelve 30-day months, from the Issue Date of this Note.

2.       Method of Payment.

         Subject to the terms and conditions of the Indenture, the Company will make payments in respect of the principal of, premium, if any, and cash interest on this Note and in respect of Redemption Prices, Purchase Prices and Fundamental Change Repurchase Prices to Holders who surrender Notes to a Paying Agent to collect such payments in respect of the Notes. The Company will pay cash amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may make such cash payments by check payable in such money. Any payment required to be made on any day that is not a Business Day will be made on the next succeeding Business Day.

3.       Paying Agent, Conversion Agent and Registrar.

         Initially, The Bank of New York, a New York banking association (the "Trustee"), will act as Paying Agent, Conversion Agent and Registrar. The Company may appoint and change any Paying Agent, Conversion Agent, Registrar or co-registrar without notice, other than notice to the Trustee except that the Company will maintain at least one Paying Agent in the State of New York, City of New York, Borough of Manhattan, which shall initially be an office or agency of the Trustee. The Company or any of its Subsidiaries or any of their Affiliates may act as Paying Agent, Conversion Agent, Registrar or co-registrar.

4.       Indenture.

         The Company issued the Notes under an Indenture dated as of June 27, 1995 (the "Original Indenture"), as supplemented by a fourth supplemental indenture, dated as of February 23, 2001 (the "Supplemental Indenture," and together with the Original Indenture, the "Indenture") between the Company and the Trustee. The terms of the Notes include those stated in the Indenture and

                                     A-1-5
those made part of the Indenture by reference to the Trust Indenture Act of 1939, as in effect from time to time (the "TIA"). Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Notes are subject to all such terms, and Noteholders are referred to the Indenture and the TIA for a statement of those terms.

         The Notes are general unsecured obligations of the Company limited to $793,000,000 aggregate Principal Amount at Maturity (subject to Article 2 of the Supplemental Indenture).

5.       Redemption at the Option of the Company.

         No sinking fund is provided for the Notes. The Notes are redeemable as a whole, or from time to time in part, at any time at the option of the Company at the Redemption Prices set forth below, provided that the Notes are not redeemable prior to February 26, 2003.

         The table below shows Redemption Prices of a Note per $1,000 Principal Amount at Maturity on the dates shown below and at Stated Maturity, which prices reflect accrued Original Issue Discount calculated to each such date. The Redemption Price of a Note redeemed between such dates shall include an additional amount reflecting the additional Original Issue Discount accrued since the immediately preceding date in the table. In addition, the Company shall pay accrued and unpaid cash interest on Notes to be redeemed to, but excluding, the Redemption Date.



                                                    (1)
                                          ----------------------             (2)                       (3)
                                                   Note                Accrued Original         Redemption Price
            Redemption Date                     Issue Price             Issue Discount              (1) + (2)

February 26, 2003....................             $695.03                   $24.83                   $719.86
February 23, 2004....................             $695.03                   $37.52                   $732.55
February 23, 2005....................             $695.03                   $50.59                   $745.62
February 23, 2006....................             $695.03                   $63.96                   $758.99
February 23, 2007....................             $695.03                   $77.64                   $772.67
February 23, 2008....................             $695.03                   $91.62                   $786.65
February 23, 2009....................             $695.03                  $105.92                   $800.95
February 23, 2010....................             $695.03                  $120.54                   $815.57
February 23, 2011....................             $695.03                  $135.50                   $830.53
February 23, 2012....................             $695.03                  $150.79                   $845.82
February 23, 2013....................             $695.03                  $166.43                   $861.46
February 23, 2014....................             $695.03                  $182.42                   $877.45
February 23, 2015....................             $695.03                  $198.77                   $893.80
February 23, 2016....................             $695.03                  $215.50                   $910.53
February 23, 2017....................             $695.03                  $232.60                   $927.63
February 23, 2018....................             $695.03                  $250.09                   $945.12
February 23, 2019....................             $695.03                  $267.98                   $963.01
February 23, 2020....................             $695.03                  $286.27                   $981.30
At Stated Maturity...................             $695.03                  $304.97                 $1,000.00

                                     A-1-6

         If converted to a semiannual coupon note following the occurrence of a Tax Event, the Redemption Price will equal the Restated Principal Amount plus accrued and unpaid interest from the date of such conversion through the Redemption Date, but in no event will this Note be redeemable before February 26, 2003.

6.       Purchase By the Company at the Option of the Holder.

         Subject to the terms and conditions of the Indenture, the Company shall become obligated to purchase, at the option of the Holder, the Notes held by such Holder on the following Purchase Dates and at the following Purchase Prices per $1,000 Principal Amount at Maturity (plus accrued but unpaid cash interest on the Notes to, but excluding, the Purchase Date), upon delivery of a Purchase Notice containing the information set forth in the Indenture, at any time from the opening of business on the date that is 20 Business Days prior to such Purchase Date until the close of business on such Purchase Date and upon delivery of the Notes to the Paying Agent by the Holder as set forth in the Indenture.

            Purchase Date                         Purchase Price
            -------------                         --------------
          February 23, 2002                          $707.26
          February 23, 2003                          $719.76
          February 23, 2004                          $732.55
          February 23, 2005                          $745.62
          February 23, 2006                          $758.99
          February 23, 2011                          $830.53
          February 23, 2016                          $910.53


         The Purchase Price, plus accrued and unpaid cash interest to, but excluding, the Purchase Date, for all Notes purchased on February 23, 2002 will be paid in cash but on the later six Purchase Dates it may be paid, at the option of the Company, in cash or shares of Class A Common Stock or any combination thereof.

         If prior to a Purchase Date this Note has been converted to a semiannual coupon notes following the occurrence of a Tax Event, the Purchase Price will be equal to the Restated Principal Amount plus accrued and unpaid interest from the date of conversion to, but excluding, the Purchase Date.

         At the option of the Holder and subject to the terms and conditions of the Indenture, the Company shall become obligated to purchase all or a portion of the Notes held by such Holder 35 Business Days after the occurrence of a Fundamental Change occurring on or prior to February 26, 2003 for a Fundamental Change Repurchase Price equal to the Issue Price plus accrued Original Issue Discount and accrued and unpaid cash interest to, but excluding, the Fundamental Change Repurchase Date, which Fundamental Change Repurchase Price shall be paid in cash. If prior to a Fundamental Change Repurchase Date this Note has been converted to a semiannual coupon note following the occurrence of a Tax Event, the Fundamental Change Repurchase Price shall be equal to the Restated Principal Amount plus accrued and unpaid interest from the date of conversion to, but excluding, the Fundamental Change Repurchase Date.

                                     A-1-7

         Holders have the right to withdraw any Purchase Notice or Fundamental Change Repurchase Notice, as the case may be, by delivering to the Paying Agent a written notice of withdrawal in accordance with the provisions of the Indenture.

         If cash (and/or securities if permitted under the Indenture) sufficient to pay the Purchase Price or Fundamental Change Repurchase Price, as the case may be, of all Notes or portions thereof to be purchased as of the Purchase Date or repurchased as of the Fundamental Change Repurchase Date, as the case may be, is deposited with the Paying Agent on the Business Day following the Purchase Date or the Fundamental Change Repurchase Date, as the case may be, Original Issue Discount and cash interest shall cease to accrue on such Notes (or portions thereof) immediately after such Purchase Date or Fundamental Change Repurchase Date, as the case may be, whether or not such Notes have been delivered to the Paying Agent, and the Holder thereof shall have no other rights as such (other than the right to receive the Purchase Price or Fundamental Change Repurchase Price, as the case may be, upon surrender of such Note).

7.       Notice of Redemption.

         Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed at the Holder's registered address. If money sufficient to pay the Redemption Price of all Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent prior to or on the Redemption Date, immediately after such Redemption Date Original Issue Discount ceases to accrue on such Notes or portions thereof. Notes in denominations larger than $1,000 of Principal Amount at Maturity may be redeemed in part but only in integral multiples of $1,000 of Principal Amount at Maturity.

8.       Conversion.

         Subject to the next two succeeding sentences, a Holder of a Note may convert it into Class A Common Stock of the Company at any time before the close of business on February 23, 2021. If the Note is called for redemption, the Holder may convert it at any time before the close of business on the Redemption Date. A Note in respect of which a Holder has delivered a Purchase Notice or Fundamental Change Repurchase Notice exercising the option of such Holder to require the Company to purchase such Note may be converted only if such notice of exercise is withdrawn in accordance with the terms of the Indenture.

         The initial Conversion Rate is 11.8135 shares of Class A Common Stock per $1,000 Principal Amount at Maturity, subject to adjustment in certain events described in the Indenture. The Company will deliver cash or a check in lieu of any fractional share of Class A Common Stock.

         In the event the Company exercises its option pursuant to the Indenture to have interest in lieu of Original Issue Discount and cash interest accrue on the Note following a Tax Event, the Holder will be entitled on conversion to receive the same number of shares of Class A Common Stock such Holder would have received if the Company had not exercised such option. If the Company exercises

                                     A-1-8
such option, Notes surrendered for conversion during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business of such Interest Payment Date (except Notes to be redeemed on a date within such period or on the next Interest Payment Date) must be accompanied by payment of an amount equal to the interest thereon that the registered Holder is to receive. Except where Notes surrendered for conversion must be accompanied by payment as described above, no interest on converted Notes will be payable by the Company on any Interest Payment Date subsequent to the date of conversion.

         To convert a Note, a Holder must (1) complete and manually sign the conversion notice below (or complete and manually sign a facsimile of such notice) and deliver such notice to the Conversion Agent, (2) surrender the Note to the Conversion Agent, (3) furnish appropriate endorsements and transfer documents if required by the Conversion Agent, the Company or the Trustee, if required and (4) pay any transfer or similar tax, if required.

         A Holder may convert a portion of a Note if the Principal Amount at Maturity of such portion is $1,000 or an integral multiple of $1,000. No payment or adjustment will be made for dividends on, or other distributions with respect to, the Class A Common Stock except as provided in the Indenture. On conversion of a Note, that portion of accrued Original Issue Discount attributable to the period from the Issue Date through the Conversion Date and (except as provided below) that portion of accrued cash interest attributable to the period from the last Interest Payment Date (or, if no Interest Payment Date has occurred, from the Issue Date) through the Conversion Date (or, if the Company has exercised the option provided for in paragraph 10 hereof, that portion of accrued interest attributable to the period from the later of (x) the date of such exercise and
(y) the first Interest Payment Date following the date of such exercise through the Conversion Date) with respect to the converted Note shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the Holder thereof through the delivery of the Class A Common Stock (together with the cash payment, if any, in lieu of fractional shares) and/or cash, if any, in exchange for the Note being converted pursuant to the terms hereof; and such cash, if any, and the fair market value of such shares of Class A Common Stock (together with any such cash payment in lieu of fractional shares) shall be treated as issued, to the extent thereof, first in exchange for Original Issue Discount and cash interest (or interest, if the Company has exercised its option provided for in paragraph 10 hereof) accrued through the Conversion Date, and the balance, if any, of such cash and/or the fair market value of such Class A Common Stock (together with any such cash payment in lieu of fractional shares) shall be treated as issued in exchange for the Issue Price of the Note being converted pursuant to the provisions hereof. Notwithstanding the foregoing, accrued but unpaid interest will be payable upon conversion of Notes made concurrently with or after acceleration of Notes following an Event of Default.

         The Conversion Rate will be adjusted for dividends or distributions on Class A Common Stock payable in Class A Common Stock or other Capital Stock; subdivisions, combinations or certain reclassifications of Class A Common Stock; distributions to all holders of Class A Common Stock of certain rights to purchase Class A Common Stock for a period expiring within 60 days at a price per share less than the Sale Price at the Time of Determination; and distributions to such holders of assets or debt securities of the Company or certain rights to purchase securities of the Company (excluding certain cash dividends or distributions). However, no adjustment need be made if Noteholders may participate in the transaction or in certain other cases. The Company from time to time may voluntarily increase the Conversion Rate.

                                     A-1-9

         If the Company is a party to a consolidation, merger or binding share exchange or a transfer of all or substantially all of its assets, or upon certain distributions described in the Indenture, the right to convert a Note into Class A Common Stock may be changed into a right to convert it into securities, cash or other assets of the Company or another person.

9.       Conversion Arrangement on Call for Redemption.

         Any Notes called for redemption, unless surrendered for conversion before the close of business on the Redemption Date, may be deemed to be purchased from the Holders of such Notes at an amount not less than the Redemption Price, by one or more investment bankers or other purchasers who may agree with the Company to purchase such Notes from the Holders, to convert them into Class A Common Stock of the Company and to make payment for such Notes to the Trustee in trust for such Holders.

10.      Tax Event.

         (a) From and after (i) the date (the "Tax Event Date") of the occurrence of a Tax Event and (ii) the date the Company exercises such option, whichever is later (the "Option Exercise Date"), at the option of the Company, interest in lieu of future Original Issue Discount and regular cash interest shall accrue at the rate of 2.25% per annum on a principal amount per Note (the "Restated Principal Amount") equal to the Issue Price plus Original Issue Discount accrued through the Option Exercise Date and shall be payable semiannually on each Interest Payment Date to Holders of record at the close of business on the Regular Record Date immediately preceding such Interest Payment Date. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months and will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Option Exercise Date.

         (b) Cash interest on any Note that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Note is registered at the close of business on the Regular Record Date for such cash interest at the office or agency of the Company maintained for such purpose. Each installment of cash interest on any Note shall be paid in same-day funds by transfer to an account maintained by the payee located inside the United States.

         (c) Except as otherwise specified with respect to the Notes, any Defaulted Interest on any Note shall forthwith cease to be payable to the registered Holder thereof on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company as provided for in Section 402 of the Supplemental Indenture and Section 2.17 of the Original Indenture.

11.      Denominations; Transfer; Exchange.

         The Notes are in fully registered form, without coupons, in denominations of $1,000 of Principal Amount at Maturity and integral multiples of $1,000. A Holder may transfer or exchange Notes in accordance with the

                                     A-1-10

Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Notes selected for redemption (except, in the case of a Note to be redeemed in part, the portion of the Note not to be redeemed) or any Notes in respect of which a Purchase Notice or Fundamental Change Repurchase Notice has been given and not withdrawn (except, in the case of a Note to be purchased in part, the portion of the Note not to be purchased) or any Notes for a period of 15 days before the mailing of a notice of redemption of Notes to be redeemed.

12.      Persons Deemed Owners.

         The registered Holder of this Note may be treated as the owner of this Note for all purposes.

13.      Unclaimed Money or Securities.

         The Trustee and the Paying Agent shall return to the Company upon written request any money or securities held by them for the payment of any amount with respect to the Notes that remains unclaimed for two years, subject to applicable unclaimed property law. After return to the Company, Holders entitled to the money or securities must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person.

14.      Amendment; Waiver.

         Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Notes may be amended with the written consent of the Holders of at least a majority in aggregate Principal Amount at Maturity of the Notes at the time Outstanding and (ii) certain Defaults may be waived with the written consent of the Holders of a majority in aggregate Principal Amount at Maturity of the Notes at the time Outstanding. Subject to certain exceptions set forth in the Indenture, without the consent of any Noteholder, the Company and the Trustee may amend the Indenture or the Notes to cure any ambiguity, omission, defect or inconsistency, or to comply with certain provisions of the Indenture, to provide for uncertificated Notes in addition to or in place of certificated Notes or to make any change that does not adversely affect the rights of any Noteholder, or to comply with any requirement of the SEC in connection with the qualification of the Indenture under the TIA, or as necessary in connection with the registration of the Notes under the Securities Act or to make any change that does not adversely affect the rights of any Holders.

15.      Defaults and Remedies.

         Under the Indenture, Events of Default include (i) default in the payment of the Principal Amount at Maturity (or, if the Notes have been converted to semiannual coupon Notes following a Tax Event, the Restated Principal Amount), Issue Price plus accrued Original Issue Discount, Redemption Price, Purchase Price or Fundamental Change Repurchase Price on any Note when the same becomes due and payable at its Stated Maturity, upon redemption, upon declaration, when due for purchase by the Company or otherwise; (ii) default in

                                     A-1-11
the payment of any cash interest upon any Note when such interest becomes due and payable, and such default in payment of interest shall continue for 30 days;
(iii) failure by the Company to deliver shares of Class A Common Stock (together with cash in lieu of fractional shares), or cash instead, when such Class A Common Stock (or cash in lieu of fractional shares), or cash instead, is required to be delivered upon conversion of a Note and such failure continues for 10 days; (iv) failure by the Company to comply with any of its agreements in the Notes or the Indenture covering mergers and sales of assets; (v) failure by the Company to comply with any of its obligations or agreements under the Indenture with respect to the Notes and such failure continues for 60 days after receipt by the Company of a Notice of Default, provided that this provision does not apply where the Indenture specifically provides otherwise; (vi) nonpayment of the Indebtedness of the Company or any Restricted Subsidiary within any applicable grace period after final maturity or acceleration of such Indebtedness by its holders because of a default and the total amount of such unpaid or accelerated Indebtedness exceeds 5% of the aggregate outstanding principal amount of all Indebtedness of the Company and the Restricted Subsidiaries; and (vii) certain events of bankruptcy, insolvency or reorganization affecting the Company. If an Event of Default occurs and is continuing, the Trustee, or the Holders of at least 25% in aggregate Principal Amount at Maturity of the Notes at the time Outstanding, may declare all the Notes to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which will result in the Notes becoming due and payable immediately upon the occurrence of such Events of Default.

         Noteholders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Notes unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in aggregate Principal Amount at Maturity of the Notes at the time Outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Noteholders notice of any continuing Default (except a Default in payment of amounts specified in clause (i) or (ii) above) if it determines that withholding notice is in their interests.

16.      Trustee Dealings with the Company.

         Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

17.      No Recourse Against Others.

         A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Note, each Noteholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

18.      Authentication.

         This Note shall not be valid until an authorized signatory of the Trustee manually signs the Trustee's Certificate of Authentication on the other side of this Note.

                                     A-1-12

19.      Abbreviations.

         Customary abbreviations may be used in the name of a Noteholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

20.      GOVERNING LAW.

         THE INDENTURE AND THIS NOTE WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
                                              ----------------------

         The Company will furnish to any Noteholder upon written request and without charge a copy of the Indenture which has in it the text of this Note in larger type. Requests may be made to:

                            Cox Communications, Inc.
                                    Treasurer
                            1400 Lake Hearn Drive NE
                             Atlanta, Georgia 30319



                                     A-1-13

                                 ASSIGNMENT FORM

         If you want to assign this Note, fill in the form below and have your signature guaranteed:

         I or we assign and transfer this Note to:


================================================================================
--------------------------------------------------------------------------------
(Print or type name, address and zip code and social security or tax ID number of assignee)

     and  irrevocably  appoint  _____________________________________  agent  to transfer this Note on the books of the Company. The agent may substitute another to act for him.

      Date:                                      Signed:
           ------------------------                     ------------------------
         (Sign exactly as your name appears on the other side of this Note)

         Signature Guarantee:________________________________



                            FORM OF CONVERSION NOTICE

         If you want to convert this Note for Class A Common Stock, check the box: [ ]

         To exchange only part of this Note, state the Principal Amount at Maturity to be converted (which must be $1,000 or an integral multiple of $1,000):

         $----------------------------------

         If you want the Class A Common Stock certificate made out in another person's name, fill in the form below:

--------------------------------------------------------------------------------
                (Insert other person's social security or tax ID no.)

================================================================================
--------------------------------------------------------------------------------
            (Print or type other person's name, address and zip code)

                  1. The undersigned understands and acknowledges (or if the undersigned is acting for the account of another person, such person has confirmed to the undersigned that it acknowledges) that the shares of Class A Common Stock issuable upon exchange of the Notes have not been registered under the Securities Act of 1933 (the "Act") or any other applicable securities law, are being offered for resale in transactions not requiring registration under the Act and, unless so registered, may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Act

                                     A-1-14
or any other applicable securities law, pursuant to an exemption therefrom or in a transaction not subject thereto and in each case in compliance with the conditions for transfer set forth in paragraph (3) below.

                    2.   The undersigned certifies that either:

                    A. it is a qualified institutional buyer (as defined in Rule 144A under the Act), and at the time of issuance of the shares of Class A Common Stock referred to above, the undersigned (or one or more qualified institutional buyers for whose account the undersigned is acting) will be the beneficial owner of the shares of Class A Common Stock,

                                                         OR

                    B. the undersigned is a broker-dealer acting for the account of its customer; its customer has confirmed to the undersigned that it is a qualified institutional buyer and either (i) at the time of issuance of the shares of Class A Common Stock referred to above, it will be the beneficial owner of the shares of Class A Common Stock, or (ii) it is acting for the account of a qualified institutional buyer that, at the time of issuance of the shares of Class A Common Stock referred to above, will be the beneficial owner of the shares of Class A Common Stock,

                                                         OR

                    C. the undersigned is outside the United States and is not a U.S. person (as defined in Regulation S) and is not acting for the account or benefit of a U.S. person. OR

                    D. the undersigned is an institutional "accredited investor" within the meaning of subparagraph (a)(1),
                         (2), (3) or (7) of Rule 501 under the Act and is acquiring the shares of Series A Common Stock referred to above for its own account, or for the account of such an institutional "accredited investor," for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Act and agrees to provide the Transfer Agent and Registrar with respect to the Class A Common Stock and Cox Communications, Inc. with such opinions and further certifications as they may require.

                  3. The undersigned agrees (or if it is acting for the account of another person, such person has confirmed to it that such person agrees) that the undersigned (or such person) will offer, sell, pledge or otherwise transfer the shares of Class A Common Stock prior to the Resale Restriction Termination Date only (a) to the Company or any subsidiary thereof, (b) for so long as shares of Class A Common Stock are eligible for resale pursuant to Rule 144A, to

                                     A-1-15
a person the undersigned reasonably believes (or such person and anyone acting on such person's behalf reasonably believes) is a qualified institutional buyer as defined in Rule 144A under the Act that purchases for its own account or for the account of a qualified institutional buyer to which notice is given that the transfer is being made in reliance on Rule 144A, (c) if the undersigned is a qualified institutional buyer or an institutional "accredited investor" within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Act, to such an institutional "accredited investor" that is acquiring the Note for its own account, or for the account of such an institutional "accredited investor," for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Act, (d) in an offshore transaction in accordance with Rule 904 of Regulation S under the Act, (e) pursuant to a registration statement which has been declared effective under the Act or (f) pursuant to any other available exemption from registration under the Act, including under Rule 144, if available, subject to the Company's and the Transfer Agent and Registrar's right prior to any such offer, sale or transfer pursuant to clause (c), (d) or (f) to require the delivery of an opinion of counsel, certification and/or other information satisfactory to each of them. The undersigned agrees not to, directly or indirectly, engage in any hedging transactions with regard to the shares of Class A Common Stock except as permitted by the Securities Act.


        Date:                                  Signed:
              ----------------------                  --------------------------
         (Sign exactly as your name appears on the other side of this Note)

         Signature Guarantee:________________________________

                                     A-1-16

                                   EXHIBIT A-2

                           [FORM OF FACE OF SECURITY]

         THIS SECURITY WAS ISSUED WITH ORIGINAL ISSUE DISCOUNT, FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED, THE ISSUE PRICE OF THIS SECURITY IS $695.03 PER $1,000 OF PRINCIPAL AMOUNT AT MATURITY, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT IS $304.97 PER $1,000 OF PRINCIPAL AMOUNT AT MATURITY, THE ISSUE DATE IS FEBRUARY 23, 2001 AND THE YIELD TO MATURITY IS 2.25% COMPOUNDED SEMI-ANNUALLY.

         THIS SECURITY AND THE SHARES OF CLASS A COMMON STOCK OF THE COMPANY ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE
SECURITIES LAWS. NEITHER THIS SECURITY, THE SHARES OF CLASS A COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, RESOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

         THE HOLDER OF THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN WILL BE ABLE TO EXERCISE THE CONVERSION RIGHT ONLY IF THE HOLDER CERTIFIES THAT IT (A) IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED BELOW) (B) IS AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED BELOW) OR (C) IS NOT A U.S. PERSON (AS DEFINED IN REGULATION S) AND IS NOT EXERCISING SUCH CONVERSION RIGHT ON BEHALF OF A U.S. PERSON.

         BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE"), WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN (OR ANY PREDECESSOR SECURITY) ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A "QUALIFIED INSTITUTIONAL BUYER" TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION

                                     A-2-1

WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (E) OUTSIDE THE UNITED STATES TO NON-U.S. PERSONS IN AN OFFSHORE
TRANSACTION IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, INCLUDING UNDER RULE 144, IF AVAILABLE, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. IN ANY CASE, THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTIONS WITH REGARD TO THIS SECURITY OR ANY SHARES OF CLASS A COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE EXCEPT AS PERMITTED BY THE SECURITIES ACT.

                                     A-2-2

                            COX COMMUNICATIONS, INC.

                        Convertible Senior Notes due 2021


No. R-__                                        CUSIP:  224044 BA 4
Issue Date: February 23, 2001                   Original Issue Discount: $304.97
Issue Price:  $695.03                           (for each $1,000 Principal
(for each $1,000 Principal                       Amount at Maturity)
Amount at Maturity)

     Cox Communications, Inc., a Delaware corporation (the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the Principal Amount at Maturity of [_______________________________]
($[_____________]) on February 23, 2021.

     This Note shall not bear interest except as specified on the other side of this Note. Original Issue Discount will accrue as specified on the other side of this Note. This Note is convertible as specified on the other side of this Note.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                                     A-2-3

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                                        COX COMMUNICATIONS, INC.


                                                        By:
                                                           ---------------------
                                                           Name:
                                                           Title:








                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Debt Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:                                                 THE BANK OF NEW YORK,
                                                                as Trustee



                                                       By
                                                         -----------------------
                                                            Authorized Signatory



                                     A-2-4

                             [REVERSE SIDE OF NOTE]
                        Convertible Senior Notes Due 2021



1.       Cash Interest; Original Issue Discount.

         The Company promises to pay interest in cash on the Principal Amount at Maturity of this Note at the rate per annum of 0.348%. The Company will pay cash interest semiannually in arrears on February 23 and August 23 of each year (each an "Interest Payment Date") to Holders of record at the close of business on each February 8 or August 8 (whether or not a business day) (each a "Regular Record Date") immediately preceding such Interest Payment Date. Cash interest on the Notes will accrue from the most recent date to which interest has been paid or duly provided or, if no interest has been paid, from the Issue Date. Cash interest will be computed on the basis of a 360-day year of twelve 30-day months.

         Original Issue Discount (the difference between the Issue Price and the Principal Amount at Maturity of the Note), in the period during which a Note remains outstanding, together with regular cash interest, shall accrue at 2.25% per annum, on a semiannual bond equivalent basis using a 360-day year composed of twelve 30-day months, from the Issue Date of this Note.

2.       Method of Payment.

         Subject to the terms and conditions of the Indenture, the Company will make payments in respect of the principal of, premium, if any, and cash interest on this Note and in respect of Redemption Prices, Purchase Prices and Fundamental Change Repurchase Prices to Holders who surrender Notes to a Paying Agent to collect such payments in respect of the Notes. The Company will pay cash amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may make such cash payments by check payable in such money. Any payment required to be made on any day that is not a Business Day will be made on the next succeeding Business Day.

3.       Paying Agent, Conversion Agent and Registrar.

         Initially, The Bank of New York, a New York banking association (the "Trustee"), will act as Paying Agent, Conversion Agent and Registrar. The Company may appoint and change any Paying Agent, Conversion Agent, Registrar or co-registrar without notice, other than notice to the Trustee except that the Company will maintain at least one Paying Agent in the State of New York, City of New York, Borough of Manhattan, which shall initially be an office or agency of the Trustee. The Company or any of its Subsidiaries or any of their Affiliates may act as Paying Agent, Conversion Agent, Registrar or co-registrar.

4.       Indenture.

         The Company issued the Notes under an Indenture dated as of June 27, 1995 (the "Original Indenture"), as supplemented by a fourth supplemental indenture, dated as of February 23, 2001 (the "Supplemental Indenture," and together with the Original Indenture, the "Indenture") between the Company and the Trustee. The terms of the Notes include those stated in the Indenture and

                                     A-2-5
those made part of the Indenture by reference to the Trust Indenture Act of 1939, as in effect from time to time (the "TIA"). Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Notes are subject to all such terms, and Noteholders are referred to the Indenture and the TIA for a statement of those terms.

         The Notes are general unsecured obligations of the Company limited to $793,000,000 aggregate Principal Amount at Maturity (subject to Article 2 of the Supplemental Indenture).

5.       Redemption at the Option of the Company.

         No sinking fund is provided for the Notes. The Notes are redeemable as a whole, or from time to time in part, at any time at the option of the Company at the Redemption Prices set forth below, provided that the Notes are not redeemable prior to February 26, 2003.

         The table below shows Redemption Prices of a Note per $1,000 Principal Amount at Maturity on the dates shown below and at Stated Maturity, which prices reflect accrued Original Issue Discount calculated to each such date. The Redemption Price of a Note redeemed between such dates shall include an additional amount reflecting the additional Original Issue Discount accrued since the immediately preceding date in the table. In addition, the Company shall pay accrued and unpaid cash interest on Notes to be redeemed to, but excluding, the Redemption Date.


                                                    (1)
                                          ----------------------             (2)                       (3)
                                                   Note                Accrued Original         Redemption Price
            Redemption Date                     Issue Price             Issue Discount              (1) + (2)

February 26, 2003....................             $695.03                   $24.83                   $719.86
February 23, 2004....................             $695.03                   $37.52                   $732.55
February 23, 2005....................             $695.03                   $50.59                   $745.62
February 23, 2006....................             $695.03                   $63.96                   $758.99
February 23, 2007....................             $695.03                   $77.64                   $772.67
February 23, 2008....................             $695.03                   $91.62                   $786.65
February 23, 2009....................             $695.03                  $105.92                   $800.95
February 23, 2010....................             $695.03                  $120.54                   $815.57
February 23, 2011....................             $695.03                  $135.50                   $830.53
February 23, 2012....................             $695.03                  $150.79                   $845.82
February 23, 2013....................             $695.03                  $166.43                   $861.46
February 23, 2014....................             $695.03                  $182.42                   $877.45
February 23, 2015....................             $695.03                  $198.77                   $893.80
February 23, 2016....................             $695.03                  $215.50                   $910.53
February 23, 2017....................             $695.03                  $232.60                   $927.63
February 23, 2018....................             $695.03                  $250.09                   $945.12
February 23, 2019....................             $695.03                  $267.98                   $963.01
February 23, 2020....................             $695.03                  $286.27                   $981.30
At Stated Maturity...................             $695.03                  $304.97                 $1,000.00

                                     A-2-6

         If converted to a semiannual coupon note following the occurrence of a Tax Event, the Redemption Price will equal the Restated Principal Amount plus accrued and unpaid interest from the date of such conversion through the Redemption Date, but in no event will this Note be redeemable before February 26, 2003.

6.       Purchase By the Company at the Option of the Holder.

         Subject to the terms and conditions of the Indenture, the Company shall become obligated to purchase, at the option of the Holder, the Notes held by such Holder on the following Purchase Dates and at the following Purchase Prices per $1,000 Principal Amount at Maturity (plus accrued but unpaid cash interest on the Notes to, but excluding, the Purchase Date), upon delivery of a Purchase Notice containing the information set forth in the Indenture, at any time from the opening of business on the date that is 20 Business Days prior to such Purchase Date until the close of business on such Purchase Date and upon delivery of the Notes to the Paying Agent by the Holder as set forth in the Indenture.

            Purchase Date                         Purchase Price
            -------------                         --------------
          February 23, 2002                          $707.26
          February 23, 2003                          $719.76
          February 23, 2004                          $732.55
          February 23, 2005                          $745.62
          February 23, 2006                          $758.99
          February 23, 2011                          $830.53
          February 23, 2016                          $910.53


         The Purchase Price, plus accrued and unpaid cash interest to, but excluding, the Purchase Date, for all Notes purchased on February 23, 2002 will be paid in cash but on the later six Purchase Dates it may be paid, at the option of the Company, in cash or shares of Class A Common Stock or any combination thereof.

         If prior to a Purchase Date this Note has been converted to a semiannual coupon notes following the occurrence of a Tax Event, the Purchase Price will be equal to the Restated Principal Amount plus accrued and unpaid interest from the date of conversion to, but excluding, the Purchase Date.

         At the option of the Holder and subject to the terms and conditions of the Indenture, the Company shall become obligated to purchase all or a portion of the Notes held by such Holder 35 Business Days after the occurrence of a Fundamental Change occurring on or prior to February 26, 2003 for a Fundamental Change Repurchase Price equal to the Issue Price plus accrued Original Issue Discount and accrued and unpaid cash interest to, but excluding, the Fundamental Change Repurchase Date, which Fundamental Change Repurchase Price shall be paid in cash. If prior to a Fundamental Change Repurchase Date this Note has been converted to a semiannual coupon note following the occurrence of a Tax Event, the Fundamental Change Repurchase Price shall be equal to the Restated Principal Amount plus accrued and unpaid interest from the date of conversion to, but excluding, the Fundamental Change Repurchase Date.

                                     A-2-7

         Holders have the right to withdraw any Purchase Notice or Fundamental Change Repurchase Notice, as the case may be, by delivering to the Paying Agent a written notice of withdrawal in accordance with the provisions of the Indenture.

         If cash (and/or securities if permitted under the Indenture) sufficient to pay the Purchase Price or Fundamental Change Repurchase Price, as the case may be, of all Notes or portions thereof to be purchased as of the Purchase Date or repurchased as of the Fundamental Change Repurchase Date, as the case may be, is deposited with the Paying Agent on the Business Day following the Purchase Date or the Fundamental Change Repurchase Date, as the case may be, Original Issue Discount and cash interest shall cease to accrue on such Notes (or portions thereof) immediately after such Purchase Date or Fundamental Change Repurchase Date, as the case may be, whether or not such Notes have been delivered to the Paying Agent, and the Holder thereof shall have no other rights as such (other than the right to receive the Purchase Price or Fundamental Change Repurchase Price, as the case may be, upon surrender of such Note).

7.       Notice of Redemption.

         Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed at the Holder's registered address. If money sufficient to pay the Redemption Price of all Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent prior to or on the Redemption Date, immediately after such Redemption Date Original Issue Discount ceases to accrue on such Notes or portions thereof. Notes in denominations larger than $1,000 of Principal Amount at Maturity may be redeemed in part but only in integral multiples of $1,000 of Principal Amount at Maturity.

8.       Conversion.

         Subject to the next two succeeding sentences, a Holder of a Note may convert it into Class A Common Stock of the Company at any time before the close of business on February 23, 2021. If the Note is called for redemption, the Holder may convert it at any time before the close of business on the Redemption Date. A Note in respect of which a Holder has delivered a Purchase Notice or Fundamental Change Repurchase Notice exercising the option of such Holder to require the Company to purchase such Note may be converted only if such notice of exercise is withdrawn in accordance with the terms of the Indenture.

         The initial Conversion Rate is 11.8135 shares of Class A Common Stock per $1,000 Principal Amount at Maturity, subject to adjustment in certain events described in the Indenture. The Company will deliver cash or a check in lieu of any fractional share of Class A Common Stock.

         In the event the Company exercises its option pursuant to the Indenture to have interest in lieu of Original Issue Discount and cash interest accrue on the Note following a Tax Event, the Holder will be entitled on conversion to receive the same number of shares of Class A Common Stock such Holder would have received if the Company had not exercised such option. If the Company exercises

                                     A-2-8
such option, Notes surrendered for conversion during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business of such Interest Payment Date (except Notes to be redeemed on a date within such period or on the next Interest Payment Date) must be accompanied by payment of an amount equal to the interest thereon that the registered Holder is to receive. Except where Notes surrendered for conversion must be accompanied by payment as described above, no interest on converted Notes will be payable by the Company on any Interest Payment Date subsequent to the date of conversion.

         To convert a Note, a Holder must (1) complete and manually sign the conversion notice below (or complete and manually sign a facsimile of such notice) and deliver such notice to the Conversion Agent, (2) surrender the Note to the Conversion Agent, (3) furnish appropriate endorsements and transfer documents if required by the Conversion Agent, the Company or the Trustee, if required and (4) pay any transfer or similar tax, if required.

         A Holder may convert a portion of a Note if the Principal Amount at Maturity of such portion is $1,000 or an integral multiple of $1,000. No payment or adjustment will be made for dividends on, or other distributions with respect to, the Class A Common Stock except as provided in the Indenture. On conversion of a Note, that portion of accrued Original Issue Discount attributable to the period from the Issue Date through the Conversion Date and (except as provided below) that portion of accrued cash interest attributable to the period from the last Interest Payment Date (or, if no Interest Payment Date has occurred, from the Issue Date) through the Conversion Date (or, if the Company has exercised the option provided for in paragraph 10 hereof, that portion of accrued interest attributable to the period from the later of (x) the date of such exercise and
(y) the first Interest Payment Date following the date of such exercise through the Conversion Date) with respect to the converted Note shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the Holder thereof through the delivery of the Class A Common Stock (together with the cash payment, if any, in lieu of fractional shares) and/or cash, if any, in exchange for the Note being converted pursuant to the terms hereof; and such cash, if any, and the fair market value of such shares of Class A Common Stock (together with any such cash payment in lieu of fractional shares) shall be treated as issued, to the extent thereof, first in exchange for Original Issue Discount and cash interest (or interest, if the Company has exercised its option provided for in paragraph 10 hereof) accrued through the Conversion Date, and the balance, if any, of such cash and/or the fair market value of such Class A Common Stock (together with any such cash payment in lieu of fractional shares) shall be treated as issued in exchange for the Issue Price of the Note being converted pursuant to the provisions hereof. Notwithstanding the foregoing, accrued but unpaid interest will be payable upon conversion of Notes made concurrently with or after acceleration of Notes following an Event of Default.

         The Conversion Rate will be adjusted for dividends or distributions on Class A Common Stock payable in Class A Common Stock or other Capital Stock; subdivisions, combinations or certain reclassifications of Class A Common Stock; distributions to all holders of Class A Common Stock of certain rights to purchase Class A Common Stock for a period expiring within 60 days at a price per share less than the Sale Price at the Time of Determination; and distributions to such holders of assets or debt securities of the Company or certain rights to purchase securities of the Company (excluding certain cash

                                     A-2-9
dividends or distributions). However, no adjustment need be made if Noteholders may participate in the transaction or in certain other cases. The Company from time to time may voluntarily increase the Conversion Rate.

         If the Company is a party to a consolidation, merger or binding share exchange or a transfer of all or substantially all of its assets, or upon certain distributions described in the Indenture, the right to convert a Note into Class A Common Stock may be changed into a right to convert it into securities, cash or other assets of the Company or another person.

9.       Conversion Arrangement on Call for Redemption.

         Any Notes called for redemption, unless surrendered for conversion before the close of business on the Redemption Date, may be deemed to be purchased from the Holders of such Notes at an amount not less than the Redemption Price, by one or more investment bankers or other purchasers who may agree with the Company to purchase such Notes from the Holders, to convert them into Class A Common Stock of the Company and to make payment for such Notes to the Trustee in trust for such Holders.

10.      Tax Event.

         (a) From and after (i) the date (the "Tax Event Date") of the occurrence of a Tax Event and (ii) the date the Company exercises such option, whichever is later (the "Option Exercise Date"), at the option of the Company, interest in lieu of future Original Issue Discount and regular cash interest shall accrue at the rate of 2.25% per annum on a principal amount per Note (the "Restated Principal Amount") equal to the Issue Price plus Original Issue Discount accrued through the Option Exercise Date and shall be payable semiannually on each Interest Payment Date to Holders of record at the close of business on the Regular Record Date immediately preceding such Interest Payment Date. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months and will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Option Exercise Date.

         (b) Cash interest on any Note that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Note is registered at the close of business on the Regular Record Date for such cash interest at the office or agency of the Company maintained for such purpose. Each installment of cash interest on any Note shall be paid in same-day funds by transfer to an account maintained by the payee located inside the United States.

         (c) Except as otherwise specified with respect to the Notes, any Defaulted Interest on any Note shall forthwith cease to be payable to the registered Holder thereof on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company as provided for in Section 402 of the Supplemental Indenture and Section 2.17 of the Original Indenture.

11.      Denominations; Transfer; Exchange.

         The Notes are in fully registered form, without coupons, in denominations of $1,000 of Principal Amount at Maturity and integral multiples of $1,000. A Holder may transfer or exchange Notes in accordance with the

                                     A-2-10

Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Notes selected for redemption (except, in the case of a Note to be redeemed in part, the portion of the Note not to be redeemed) or any Notes in respect of which a Purchase Notice or Fundamental Change Repurchase Notice has been given and not withdrawn (except, in the case of a Note to be purchased in part, the portion of the Note not to be purchased) or any Notes for a period of 15 days before the mailing of a notice of redemption of Notes to be redeemed.

12.      Persons Deemed Owners.

         The registered Holder of this Note may be treated as the owner of this Note for all purposes.

13.      Unclaimed Money or Securities.

         The Trustee and the Paying Agent shall return to the Company upon written request any money or securities held by them for the payment of any amount with respect to the Notes that remains unclaimed for two years, subject to applicable unclaimed property law. After return to the Company, Holders entitled to the money or securities must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person.

14.      Amendment; Waiver.

         Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Notes may be amended with the written consent of the Holders of at least a majority in aggregate Principal Amount at Maturity of the Notes at the time Outstanding and (ii) certain Defaults may be waived with the written consent of the Holders of a majority in aggregate Principal Amount at Maturity of the Notes at the time Outstanding. Subject to certain exceptions set forth in the Indenture, without the consent of any Noteholder, the Company and the Trustee may amend the Indenture or the Notes to cure any ambiguity, omission, defect or inconsistency, or to comply with certain provisions of the Indenture, to provide for uncertificated Notes in addition to or in place of certificated Notes or to make any change that does not adversely affect the rights of any Noteholder, or to comply with any requirement of the SEC in connection with the qualification of the Indenture under the TIA, or as necessary in connection with the registration of the Notes under the Securities Act or to make any change that does not adversely affect the rights of any Holders.

15.      Defaults and Remedies.

         Under the Indenture, Events of Default include (i) default in the payment of the Principal Amount at Maturity (or, if the Notes have been converted to semiannual coupon Notes following a Tax Event, the Restated Principal Amount), Issue Price plus accrued Original Issue Discount, Redemption Price, Purchase Price or Fundamental Change Repurchase Price on any Note when the same becomes due and payable at its Stated Maturity, upon redemption, upon declaration, when due for purchase by the Company or otherwise; (ii) default in

                                     A-2-11
the payment of any cash interest upon any Note when such interest becomes due and payable, and such default in payment of interest shall continue for 30 days;
(iii) failure by the Company to deliver shares of Class A Common Stock (together with cash in lieu of fractional shares), or cash instead, when such Class A Common Stock (or cash in lieu of fractional shares), or cash instead, is required to be delivered upon conversion of a Note and such failure continues for 10 days; (iv) failure by the Company to comply with any of its agreements in the Notes or the Indenture covering mergers and sales of assets; (v) failure by the Company to comply with any of its obligations or agreements under the Indenture with respect to the Notes and such failure continues for 60 days after receipt by the Company of a Notice of Default, provided that this provision does not apply where the Indenture specifically provides otherwise; (vi) nonpayment of the Indebtedness of the Company or any Restricted Subsidiary within any applicable grace period after final maturity or acceleration of such Indebtedness by its holders because of a default and the total amount of such unpaid or accelerated Indebtedness exceeds 5% of the aggregate outstanding principal amount of all Indebtedness of the Company and the Restricted Subsidiaries; and (vii) certain events of bankruptcy, insolvency or reorganization affecting the Company. If an Event of Default occurs and is continuing, the Trustee, or the Holders of at least 25% in aggregate Principal Amount at Maturity of the Notes at the time Outstanding, may declare all the Notes to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which will result in the Notes becoming due and payable immediately upon the occurrence of such Events of Default.

         Noteholders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Notes unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in aggregate Principal Amount at Maturity of the Notes at the time Outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Noteholders notice of any continuing Default (except a Default in payment of amounts specified in clause (i) or (ii) above) if it determines that withholding notice is in their interests.

16.      Trustee Dealings with the Company.

         Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

17.      No Recourse Against Others.

         A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Note, each Noteholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

18.      Authentication.

         This Note shall not be valid until an authorized signatory of the Trustee manually signs the Trustee's Certificate of Authentication on the other side of this Note.

                                     A-2-12

19.      Abbreviations.

         Customary abbreviations may be used in the name of a Noteholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

20.      GOVERNING LAW.

         THE INDENTURE AND THIS NOTE WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
                                              ----------------------

         The Company will furnish to any Noteholder upon written request and without charge a copy of the Indenture which has in it the text of this Note in larger type. Requests may be made to:

                            Cox Communications, Inc.
                                    Treasurer
                            1400 Lake Hearn Drive NE
                             Atlanta, Georgia 30319


                                     A-2-13

                                 ASSIGNMENT FORM

         If you want to assign this Note, fill in the form below and have your signature guaranteed:

         I or we assign and transfer this Note to:


================================================================================
--------------------------------------------------------------------------------
(Print or type name, address and zip code and social security or tax ID number of assignee)

     and  irrevocably  appoint  _____________________________________  agent  to transfer this Note on the books of the Company. The agent may substitute another to act for him.

        Date:                                             Signed:
              ------------------------------
         (Sign exactly as your name appears on the other side of this Note)

         Signature Guarantee:________________________________



                                                 FORM OF CONVERSION NOTICE

         If you want to convert this Note for Class A Common Stock, check the box: [ ]

         To exchange only part of this Note, state the Principal Amount at Maturity to be converted (which must be $1,000 or an integral multiple of $1,000):

         $----------------------------------

         If you want the Class A Common Stock certificate made out in another person's name, fill in the form below:

--------------------------------------------------------------------------------
                (Insert other person's social security or tax ID no.)

================================================================================
--------------------------------------------------------------------------------
            (Print or type other person's name, address and zip code)

                  1. The undersigned understands and acknowledges (or if the undersigned is acting for the account of another person, such person has confirmed to the undersigned that it acknowledges) that the shares of Class A Common Stock issuable upon exchange of the Notes have not been registered under the Securities Act of 1933 (the "Act") or any other applicable securities law,

                                     A-2-14
are being offered for resale in transactions not requiring registration under the Act and, unless so registered, may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Act or any other applicable securities law, pursuant to an exemption therefrom or in a transaction not subject thereto and in each case in compliance with the conditions for transfer set forth in paragraph (3) below.

               2.   The undersigned certifies that either:

                    A. it is a qualified institutional buyer (as defined in Rule 144A under the Act), and at the time of issuance of the shares of Class A Common Stock referred to above, the undersigned (or one or more qualified institutional buyers for whose account the undersigned is acting) will be the beneficial owner of the shares of Class A Common Stock,

                                                         OR

                    B. the undersigned is a broker-dealer acting for the account of its customer; its customer has confirmed to the undersigned that it is a qualified institutional buyer and either (i) at the time of issuance of the shares of Class A Common Stock referred to above, it will be the beneficial owner of the shares of Class A Common Stock, or (ii) it is acting for the account of a qualified institutional buyer that, at the time of issuance of the shares of Class A Common Stock referred to above, will be the beneficial owner of the shares of Class A Common Stock,

                                                         OR

                    C. the undersigned is outside the United States and is not a U.S. person (as defined in Regulation S) and is not acting for the account or benefit of a U.S. person.

                                                         OR

                    D. the undersigned is an institutional "accredited investor" within the meaning of subparagraph (a)(1),
                         (2), (3) or (7) of Rule 501 under the Act and is acquiring the shares of Class A Common Stock referred to above for its own account, or for the account of such an institutional "accredited investor," for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Act and agrees to provide the Transfer Agent and Registrar with respect to the Class A Common Stock and Cox Communications, Inc. with such opinions and further certifications as they may require.

                  3. The undersigned agrees (or if it is acting for the account of another person, such person has confirmed to it that such person agrees) that the undersigned (or such person) will offer, sell, pledge or otherwise transfer the shares of Class A Common Stock prior to the Resale Restriction Termination Date only (a) to the Company or any subsidiary thereof, (b) for so long as

                                     A-2-15
shares of Class A Common Stock are eligible for resale pursuant to Rule 144A, to a person the undersigned reasonably believes (or such person and anyone acting on such person's behalf reasonably believes) is a qualified institutional buyer as defined in Rule 144A under the Act that purchases for its own account or for the account of a qualified institutional buyer to which notice is given that the transfer is being made in reliance on Rule 144A, (c) if the undersigned is a qualified institutional buyer or an institutional "accredited investor" within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Act, to such an institutional "accredited investor" that is acquiring the Note for its own account, or for the account of such an institutional "accredited investor," for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Act, (d) in an offshore transaction in accordance with Rule 904 of Regulation S under the Act, (e) pursuant to a registration statement which has been declared effective under the Act or (f) pursuant to any other available exemption from registration under the Act, including under Rule 144, if available, subject to the Company's and the Transfer Agent and Registrar's right prior to any such offer, sale or transfer pursuant to clause (c), (d) or (f) to require the delivery of an opinion of counsel, certification and/or other information satisfactory to each of them. The undersigned agrees not to, directly or indirectly, engage in any hedging transactions with regard to the shares of Class A Common Stock except as permitted by the Securities Act.


        Date:                                    Signed:
              --------------------                      ------------------------
         (Sign exactly as your name appears on the other side of this Note)

         Signature Guarantee:________________________________



                                     A-2-16

                                   EXHIBIT B-1
                              Transfer Certificate

         In connection with any transfer of any of the Securities within the period prior to the expiration of the holding period applicable to the sales thereof under Rule 144(k) under the Securities Act of 1933, as amended (the "Securities Act") (or any successor provision), the undersigned registered owner of this Security hereby certifies with respect to $____________ Principal Amount at Maturity of the above-captioned securities presented or surrendered on the date hereof (the "Surrendered Securities") for registration of transfer, or for exchange or conversion where the securities deliverable upon such exchange or conversion are to be registered in a name other than that of the undersigned registered owner (each such transaction being a "transfer"), that such transfer complies with the restrictive legend set forth on the face of the Surrendered Securities for the reason checked below:

     [ ] A transfer of the Surrendered Securities is made to the Company or any subsidiaries; or

     [ ] The transfer of the Surrendered Securities complies with Rule 144A under the U.S. Securities Act of 1933, as amended (the "Securities Act"); or

     [ ] The transfer of the Surrendered Securities is to an institutional accredited investor, as described in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act; or

     [ ] The transfer of the Surrendered Securities is pursuant to an effective registration statement under the Securities Act, or

     [ ] The transfer of the Surrendered Securities is pursuant to an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act; or

     [    ] The transfer of the  Surrendered  Securities  is pursuant to another
          available   exemption  from  the   registration   requirement  of  the
          Securities Act.

and unless the box below is checked, the undersigned confirms that, to the undersigned's knowledge, such Securities are not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act (an "Affiliate").

     [    ] The transferee is an Affiliate of the Company.


DATE:
       --------------------                 ------------------------------------
                                                          Signature(s)

            (If the registered owner is a corporation, partnership or
             fiduciary, the title of the Person signing on behalf of
                     such registered owner must be stated.)


                                     B-1-1

                                   EXHIBIT B-2

             Form of Letter to be Delivered by Accredited Investors

Cox Communications, Inc.
1400 Lake Hearn Drive, NE
Atlanta, Georgia 30319

Attention:  Treasurer

The Bank of New York, as Registrar
101 Barclay Street
New York, New York 10286

Attention:    Corporate Trust Office

Dear Sirs:

         We are delivering this letter in connection with the proposed transfer of $_____________ principal amount of the Convertible Senior Notes due 2021 (the "Notes") of Cox Communications, Inc. (the "Company"), which are convertible into shares of Class A Common Stock of the Company (the "Common Stock").

         We hereby confirm that:

(i)      we are an "accredited  investor"  within the meaning of Rule 501(a)(1),
         (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended (the "Securities Act"), or an entity in which all of the equity owners are accredited investors within the meaning of Rule 501(a)(1),
         (2), (3) or (7) of Regulation D under the Securities Act (an "Institutional Accredited Investor");

(ii) the purchase of Notes by us is for our own account or for the account of one or more other Institutional Accredited Investors or as fiduciary for the account of one or more trusts, each of which is an "accredited investor" within the meaning of Rule 501(a)(7) under the Securities Act and for each of which we exercise sole investment discretion or (B) we are a "bank," within the meaning of Section 3(a)(2) of the Securities Act, or a "savings and loan association" or other institution described in Section 3(a)(5)(A) of the Securities Act that is acquiring Notes as fiduciary for the account of one or more institutions for which we exercise sole investment discretion;

(iii) we will acquire Notes having a minimum principal amount of not less than $100,000 for our own account or for any separate account for which we are acting;

(iv) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing Notes; and

(v) we are not acquiring Notes with a view to distribution thereof or with any present intention of offering or selling Notes or the Common Stock issuable upon conversion thereof, except as permitted below; provided

                                     B-2-1
         that the disposition of our property and property of any accounts for which we are acting as fiduciary shall remain at all times within our control.

         We understand that the Notes were originally offered and sold in a transaction not involving any public offering within the United States within the meaning of the Securities Act and that the Notes and the shares of Common Stock issuable upon conversion thereof have not been registered under the Securities Act, and we agree, on our own behalf and on behalf of each account for which we acquire any Notes, that:

       (vi) we will offer, sell or otherwise transfer such Notes, or any beneficial interest therein, prior to the date which is two years after the later of the date of original issuance of the Notes and the last date on which the Company or an affiliate of the Company was the owner of the Notes or any beneficial interest therein (or any predecessor of the Notes) only (1) to the Company or any subsidiary thereof, or (2) for as long as the Notes are eligible for resale pursuant to Rule 144A, to a person we reasonably believe is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to which notice is given that the transfer is being made in reliance on Rule 144A, or (3) to an Institutional Accredited Investor that is acquiring the Note for its own account, or for the account of such Institutional Accredited Investor for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act, or (4) pursuant to a registration statement which has been declared effective under the Securities Act, or (5) outside the United States to non-U.S. persons in an offshore transaction in accordance with Rule 903 or 904 of Regulation S under the Securities Act, or (6) pursuant to another available exemption from registration under the Securities Act, including under Rule 144, if available, and, in each case, in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction and in accordance with and subject to the legends set forth on the Notes; and

       (vii)we will offer, sell or otherwise transfer any Common Stock delivered by the Company upon the conversion of any Notes, or any beneficial interest therein, prior to the date which is two years after the later of the date of original issuance of the Notes and the last date on which the Company or any affiliate of the Company was the owner of the Common Stock, the Notes upon conversion of which such Common Stock was issued or any beneficial interest therein (or any predecessor of such securities), only (1) to the Company or any subsidiary thereof, or (2) for as long as the shares of Common Stock are eligible for resale pursuant to Rule 144A, to a person we reasonably believe is a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to which notice is given that the transfer is being made in reliance on Rule 144A, or (3) if we are a qualified institutional buyer or an Institutional Accredited Investor, to an Institutional Accredited Investor that is acquiring the shares of Common Stock for its own account, or for the account of such Institutional Accredited Investor for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act, or (4) in an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act, or (5) pursuant to a registration statement

                                     B-2-2
          which has been declared effective under the Securities Act, or (6) pursuant to another available exemption from registration under the Securities Act, including under Rule 144, if available and, in each case, in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction and in accordance with and subject to the legends set forth on the certificates representing the Common Stock.

         We further agree to provide any person purchasing any of the shares of Common Stock from us, other than pursuant to clause (vi)(5) or (vii)(5) above, a notice advising such purchaser that resales of such shares of Common Stock are restricted as stated herein. We understand that the trustee or the transfer agent, as the case may be, for the shares of Common Stock will not be required to accept for registration of transfer any shares of Common Stock pursuant to clause (vi)(3), (4) or (6) or clause (vii)(3), (4) or (6) above except upon the delivery of an opinion of counsel, certification and/or other information satisfactory to each of them that the foregoing restrictions on transfer have been complied with. The undersigned agrees not to, directly or indirectly, engage in any hedging transactions with regard to the shares of Common Stock except as permitted by the Securities Act. We further understand that any shares of Common Stock will be in the form of definitive physical certificates and that such certificates will bear a legend reflecting the substance of paragraph (v) or (vi), as applicable, other than certificates representing shares of Common Stock transferred pursuant to clauses (vi)(5) or (vii)(5) above.

         We acknowledge that the Company, others and you will rely upon our confirmations, acknowledgments and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.




         THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.


                                               (Name of Purchaser)

                                                By:
                                                   -----------------------------
                                                   Name:
                                                   Title:
                                                   Address:


                                      B-2-3